UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Bond Funds

For investors seeking a high level of current income and capital appreciation.

Annual Report September 30, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRIX
Nuveen Symphony High Yield Bond Fund	NSYAX	NSYCX	NSYIX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Symphony High Yield Bond Fund

These Funds are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen Investments. Gunther Stein, director of investment strategies at Symphony and Jenny Rhee manage the Nuveen Symphony Credit Opportunities Fund and the Nuveen Symphony High Yield Bond Fund, while Gunther and Scott Caraher oversee the investments of the Nuveen Symphony Floating Rate Income Fund. Here the managers review general market conditions and trends, key strategies and the performance of the Funds for the twelve-month reporting period ended September 30, 2013.

What were the general market conditions and trends during the twelve-month reporting period ended September 30, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting (subsequent to the close of this reporting period), the Central Bank reiterated this decision and said that it expected its “highly accommodative stance of monetary policy” to remain for “a considerable time” after the purchase program ends and the economic recovery strengthens.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, compared with a 2.5% rate for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.2% year-over-year as of September 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to improve slowly, with unemployment remaining above the Federal Reserve’s target of 6.5%. As of September 2013, the national

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

unemployment rate was 7.2%, the lowest level since November 2008, down from 7.8% in September 2012. The housing market, long a major weak spot in the economic recovery, delivered good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.8% for the twelve months ended August 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006. This brought the average U.S. home price back to mid-2004 levels, although prices continued to be down approximately 20% from their mid-2006 peak.

Early in the reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013 (through September 30), the federal budget for fiscal 2014 remained under debate. (On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014.) In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Federal Reserve’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and the potential impact on the economy and financial markets, which led to increased market volatility.

The high yield bond market experienced volatility through the reporting period, but ended the period returning 7.14%, as measured by the BofA/Merrill Lynch U.S. High Yield Master II Index. By comparison, loans exhibited relative stability, by posting gains eleven out of the twelve months and ended the reporting period returning 5.83%, as measured by the Credit Suisse Leveraged Loan Index. Strong mutual fund inflows and demand for Collateralized Loan Obligations (“CLO”) continued to support the asset class. After high yield bond new issuance moderated during July and August, new issuance totaled $52.7 billion in September and $425 billion for the reporting period. Treasury rate concerns were the predominant driver of volatile high yield fund flows, as investors moved a net -$1.31 billion out of the asset class during the reporting period. After record setting first and second quarter levels, new loan issuance slowed somewhat in the third quarter to a still healthy $115.3 billion (the fifth largest total on record) due in part to summer seasonality. During the reporting period, loan retail mutual fund inflows totaled $57.9 billion, as compared to $12.2 billion during the previous twelve month reporting period.

How did the Funds perform during the twelve-month period ended September 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds’ Class A Shares at net asset value (NAV) for the one-year and since inception periods ended September 30, 2013. The tables also compare the Funds’ returns to comparative market indexes and Lipper classification averages. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the twelve-month period ended September 30, 2013?

Nuveen Symphony Credit Opportunities Fund

The Fund’s Class A Shares at NAV outperformed the BofA/Merrill Lynch U.S. High Yield Master II Index, the Custom Benchmark Index and the Lipper High Yield Funds Classification Average during the reporting period. In previous

6	Nuveen Investments

reports the Market Benchmark Index was used as the primary comparative index. During the reporting period, the Market Benchmark Index was renamed the Custom Benchmark Index and given secondary benchmark status. The former secondary benchmark for the Fund, the BofA/Merrill Lynch U.S. High Yield Master II Index, became the primary index. Both indexes will be used for performance comparison going forward.

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment grade or, if unrated, of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps; and options on swap agreements.

Our investment process is based upon fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We evaluate the potential upside and downside of each credit and concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms that have enough assets to support meaningful recovery in case of default. Focusing on downside protection, we favor opportunities where valuations can be quantified and risks assessed.

Individual holdings that contributed to performance include the high yield bonds and loans of Clear Channel Communications, Inc., which contributed positively to performance for four consecutive quarters and continues to be one of the largest holdings in the Fund’s portfolio. These higher beta bonds and loans have an attractive yield and traded higher with the rising credit markets. The company is one of the leading global media and entertainment companies. Clear Channel was expected to address near-term maturities with refinancing transactions, this was viewed positively overall given the company’s leverage.

Also contributing to performance during the reporting period were the high yield bonds and loans of Kinetic Concepts, a leading medical device company. The high yield bonds and loans traded down during the fourth quarter of 2012 due to a patent dispute. The Fund continues to hold the positions and we believe the company is fairly valued.

In general, the presence of LIBOR floors has benefited the Fund’s performance during the reporting period due to the current low interest rate environment within short-term interest rates. LIBOR floors, as the name suggests, put a “floor” on the reference LIBOR rate.

Holdings that detracted from performance include the bonds of Resolute Forest Products, which were issued tight and traded poorly due to weak technicals. The Fund’s holdings in Cengage Learning Acquisitions, Inc. also detracted from performance. The loans of this private textbook company traded down after competitors reported lackluster results in the first quarter of 2013, and fell further after the company filed for Chapter 11 bankruptcy protection. We believe the company, which has significant market share in this consolidated industry, will improve its balance sheet and there will be value distributed to the lenders.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

During the reporting period, the Fund experienced an increase in inflows. The Fund invests in the approximately $2 trillion leveraged credit asset class, and we focus on the more liquid part of the leveraged finance market where our inflows can be deployed quickly at attractive levels while also being selective in asset sourcing.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV outperformed both the Credit Suisse Leveraged Loan Index and the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade or, if unrated, of comparable quality. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed-rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, and credit default swaps, and options on swap agreements.

We base our investment process on fundamental, bottom-up credit analysis. Our analysts assess sector dynamics, company business models and asset quality. We evaluate the potential upside and downside of each credit and concentrate on sectors with sufficient transparency to assess the downside risk and in firms that have ample assets to support meaningful recovery in case of default. Focusing on downside protection, we favor opportunities where valuations can be quantified and risks assessed.

Individual holdings that contributed to performance included the high yield bonds and loans of Clear Channel Communications, Inc., which contributed positively to performance for the fourth quarter in a row and continues to be one of the largest holdings in the Fund’s portfolio. The company is one of the leading global media and entertainment companies. The company was expected to address near-term maturities with refinancing transactions. Given Clear Channel’s leverage, this is seen as positive for the company. These higher beta bonds and loans have an extremely attractive yield and traded higher with the rising credit markets.

Also contributing to performance during the reporting period was a McGraw-Hill term loan. The educational textbook company reported better than expected earnings results during the third quarter and the loan traded higher than anticipated. We continue to hold this position based on its yield and upside potential.

In general, the presence of LIBOR floors has benefited the Fund’s performance during the reporting period due to the current low interest rate environment within short-term interest rates. LIBOR floors, as the name suggests, put a “floor” on the reference LIBOR rate.

8	Nuveen Investments

There were very few positions that detracted from performance given the strength of the loan market during the reporting period. Those positions included loans from both J.C. Penney and BioScrip. Initially we believed there was potential for J.C. Penney’s turnaround based on the new CEO, coupled with downside protection on the loan based on the company’s theoretical real estate value. Recent trends however, have proven more challenging for the turnaround. We no longer hold the position. The loan of BioScrip, a pharmaceutical benefit management company, also detracted from performance during the reporting period. This loan was used to finance a strategic acquisition, which we believed might strengthen the company over the long term. Unfortunately, the company surprised investors with higher short-term integration expenses than originally conveyed. While this news caused the loan to trade off marginally during the third quarter of 2013, we continued to hold the position as the company had strong market share within a growing health care industry.

During the reporting period, the Fund experienced an increase in inflows. The Fund invests in the approximately $2 trillion leveraged credit asset class, and we focus on the more liquid part of the leveraged finance market where our inflows can be deployed quickly at attractive levels while also being selective in asset sourcing.

Nuveen Symphony High Yield Bond Fund

The Fund’s Class A Shares at NAV outperformed both the BofA/Merrill Lynch U.S. High Yield Master II Index and the Lipper High Yield Funds Classification Average during the abbreviated reporting period from December 10, 2012 through September 30, 2013.

The Fund seeks current income and capital appreciation by investing primarily in below investment grade bonds using a bottom up, research driven process. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds rated below investment grade or, if unrated, of comparable quality. The Fund may invest up to 20% of its net assets, collectively, in bank loans, convertible securities and equity securities.

We base our investment process on fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. Inherent in our credit analysis process is the evaluation of potential upside and downside of each credit. We therefore concentrate on sectors with sufficient transparency to assess the downside risk and in firms with enough assets to support meaningful recovery in case of default. Our focus on downside protection favors opportunities wherein valuations can be quantified and risks assessed.

Individual holdings that contributed to performance include the loans of Clear Channel Communications, Inc., which contributed positively to performance for the third consecutive quarter and continues to be one of the largest holdings in the Fund’s portfolio. The company is one of the leading global media and entertainment companies. The company was expected to address near-term maturities with refinancing transactions. Given Clear Channel’s leverage, this is seen as an overall positive for the company. These higher beta bonds and loans have an extremely attractive yield and traded higher with the rising credit markets.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

The new issue bonds of Tenet Healthcare Corporation, a leading health care services company, also contributed positively to performance. The company issued the bonds to finance the acquisition of a competitor. We believe this was strategically attractive and ultimately accretive. We were familiar with the company from previous investments and were confident in the company’s business model, hard asset coverage and risk/reward profile.

In general, the presence of LIBOR floors has benefited the Fund’s performance during the reporting period due to the current low interest rate environment within short term interest rates. LIBOR floors, as the name suggests, put a “floor” on the reference LIBOR rate.

Exposure to the bonds of Caesars Entertainment Corporation detracted from performance. In April 2013, the casino company’s financial sponsors announced they were spinning off select corporate assets to start a new company. This news was marginally negative for lenders.

Also detracting from performance during the period was the Fund’s exposure to the bonds of Resolute Forest Products, which were issued tight and traded poorly due to weak technicals.

During the reporting period, the Fund experienced an increase in inflows. The Fund invests in the approximately $2 trillion leveraged credit asset class, and we focus on the more liquid part of the leveraged finance market where our inflows can be deployed quickly at attractive levels while also being very selective in asset sourcing.

10	Nuveen Investments

Risk Considerations and Distribution Information

Nuveen Symphony Credit Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony High Yield Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Because the Fund currently has less assets than a larger Fund, large inflows and outflows may impact the Fund’s market exposure and subsequently its performance. Redemption of a large number of shares may subject the Fund and its shareholders to leverage risk and disrupt the overall composition of the Fund’s portfolio and thereby impede the ability to pursue the investment strategy.

Dividend Information

Each Fund seeks to pay stable dividends at rates that reflect the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2013, all of the Funds had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

Nuveen Investments	11

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12	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2013

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	9.15%	10.06%
Class A Shares at maximum Offering Price	3.96%	8.51%
BofA/Merrill Lynch U.S. High Yield Master II Index**	7.14%	9.09%
Custom Benchmark Index**	6.62%	7.90%
Lipper High Yield Funds Classification Average**	6.71%	8.25%

Class C Shares	8.36%	9.24%
Class I Shares	9.36%	10.32%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.12%	1.07%
Class C Shares	1.87%	1.82%
Class I Shares	0.87%	0.82%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fee and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.35% after January 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/28/10.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2013

	Average Annual
	1-Year	Since Inception**
Class A Shares at NAV	7.92%	6.75%
Class A Shares at maximum Offering Price*	4.68%	5.41%
Credit Suisse Leveraged Loan Index***	5.83%	4.99%
Lipper Loan Participation Funds Classification Average***	5.12%	4.59%

Class C Shares	7.12%	5.93%
Class I Shares	8.28%	7.02%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.90%	1.07%
Class C Shares	2.69%	1.82%
Class I Shares	1.62%	0.82%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.10% after January 31, 2014) of the average daily net assets of any class of Fund shares. This expense limitation expiring January 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Effective April 1, 2013 the maximum sales charge (offering price) imposed on Class A Shares was reduced from 4.75% to 3.00%.

**	Since inception returns are from 5/2/11.

***	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Symphony High Yield Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Cumulative Total Returns as of September 30, 2013

Since Inception*
Class A Shares at NAV	11.24%
Class A Shares at maximum Offering Price	5.96%
BofA/Merrill Lynch U.S. High Yield Master II Index**	4.37%
Lipper High Yield Funds Classification Average**	4.15%

Class C Shares	10.53%
Class I Shares	11.43%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.29%	1.10%
Class C Shares	2.04%	1.85%
Class I Shares	1.04%	0.85%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% of the average daily net assets of any class of Fund shares. This expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/10/12.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Yields as of September 30, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	5.78%	4.62%
Class C Shares	5.33%	4.09%
Class I Shares	6.31%	5.10%

Nuveen Symphony Floating Rate Income Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	3.60%	3.14%
Class C Shares	2.96%	2.51%
Class I Shares	3.94%	3.50%

Nuveen Symphony High Yield Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	6.27%	3.15%
Class C Shares	5.84%	2.35%
Class I Shares	6.82%	3.35%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

20	Nuveen Investments

Holding Summaries September 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony Credit Opportunities Fund

Portfolio Credit Quality1

BBB	1.5%
BB or Lower	97.5%
N/R	1.0%

Portfolio Allocation2

Corporate Bonds	63.8%
Variable Rate Senior Loan Interests	26.6%
Short-Term Investments	13.6%
Convertible Bonds	0.5%
$1,000 Par (or similar) Institutional Structures	0.2%
Common Stocks[3]	—%
Other[4]	(4.7)%

Portfolio Composition2

Oil, Gas & Consumable Fuels	12.1%
Media	7.7%
Health Care Providers & Services	6.2%
Wireless Telecommunication Services	4.3%
Hotels, Restaurants & Leisure	4.1%
Health Care Equipment & Supplies	3.7%
Diversified Consumer Services	2.9%
Diversified Telecommunication Services	2.9%
Diversified Financial Services	2.9%
Commercial Services & Supplies	2.7%
Software	2.6%
Specialty Retail	2.5%
Household Products	2.5%
Machinery	2.3%
Auto Components	2.2%
Chemicals	2.1%
Textiles, Apparel & Luxury Goods	1.9%
Food & Staples Retailing	1.8%
Short-Term Investments	13.6%
Other[5]	19.0%

1	As a percentage of total long-term investments (excluding common stocks). Holdings are subject to change.

2	As a percentage of net assets. Holdings are subject to change.

3	Rounds to less than 0.1%.

4	Other assets less liabilities.

5	Includes other assets less liabilities and all industries less than 1.8% of net assets.

Nuveen Investments	21

Holding Summaries September 30, 2013 (continued)

Nuveen Symphony Floating Rate Income Fund

Portfolio Credit Quality1

BBB	2.9%
BB or Lower	96.2%
N/R	0.9%

Portfolio Allocation2

Variable Rate Senior Loan Interests	79.0%
Short-Term Investments	18.9%
Corporate Bonds	18.4%
Other[3]	(16.3)%

Portfolio Composition2

Media	10.6%
Health Care Providers & Services	7.1%
Oil, Gas & Consumable Fuels	5.9%
Diversified Consumer Services	5.5%
Diversified Telecommunication Services	5.4%
Software	5.2%
Health Care Equipment & Supplies	4.2%
Wireless Telecommunication Services	3.8%
Pharmaceuticals	3.4%
Household Products	3.4%
Food Products	3.3%
Hotels, Restaurants & Leisure	3.3%
Short-Term Investments	18.9%
Other[4]	20.0%

1	As a percentage of total long-term investments. Holdings are subject to change.

2	As a percentage of net assets. Holdings are subject to change.

3	Other assets less liabilities.

4	Includes other assets less liabilities and all industries less than 3.3% of net assets.

22	Nuveen Investments

1	As a percentage of total long-term investments. Holdings are subject to change.

2	As a percentage of net assets. Holdings are subject to change.

3	Other assets less liabilities.

4	Includes other assets less liabilities and all industries less than 5.3% of net assets.

Nuveen Investments	23

Nuveen Symphony High Yield Bond Fund

Portfolio Credit Quality1

BB or Lower	100.0%

Portfolio Allocation2

Corporate Bonds	78.3%
Short-Term Investments	27.7%
Variable Rate Senior Loan Interests	19.0%
Other[3]	(25.0)%

Portfolio Composition2

Oil, Gas & Consumable Fuels	23.6%
Media	12.9%
Commercial Services & Supplies	8.0%
Health Care Equipment & Supplies	7.9%
Auto Components	5.7%
Wireless Telecommunication Services	5.3%
Short-Term Investments	27.7%
Other[4]	8.9%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (4/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/13)	$1,021.00	$1,017.70	$1,022.30	$1,019.95	$1,016.19	$1,021.21
Expenses Incurred During Period	$5.17	$8.95	$3.90	$5.16	$8.95	$3.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77% and .77% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony Floating Rate Income Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (4/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/13)	$1,026.60	$1,022.80	$1,028.30	$1,019.70	$1,015.94	$1,020.96
Expenses Incurred During Period	$5.44	$9.23	$4.17	$5.42	$9.20	$4.15

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.82% and .82% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

24	Nuveen Investments

Nuveen Symphony High Yield Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (4/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/13)	$1,046.50	$1,041.70	$1,047.30	$1,020.36	$1,015.94	$1,020.96
Expenses Incurred During Period	$4.82	$9.32	$4.21	$4.76	$9.20	$4.15

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .94%, 1.82% and .82% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	25

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony Credit Opportunities Fund, Nuveen Symphony Floating Rate Income Fund and Nuveen Symphony High Yield Bond Fund (commenced operations on December 10, 2012) (each a series of the Nuveen Investment Trust III, hereinafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the periods then ended, the changes in each of their net assets, their cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 26, 2013

26	Nuveen Investments

Portfolio of Investments September 30, 2013

Nuveen Symphony Credit Opportunities Fund

Shares		Description (1)				Value

		LONG-TERM INVESTMENTS – 91.1%

		COMMON STOCKS – 0.0%

		Health Care Providers & Services – 0.0%

—	(9)	LifeCare Holdings Private Stock, (2)				$25

		Media – 0.0%

9,292		Tribune Company, (3)				—
		Total Common Stocks (cost $22)				25

Principal Amount (000)		Description (1)	Coupon		Ratings (4)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 0.2%

		IT Services – 0.2%

$1,000		Zayo Escrow Corporation	8.125%		B1	$1,093,750
		Total $1,000 Par (or similar) Institutional Structures (cost $1,000,000)				1,093,750

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CONVERTIBLE BONDS – 0.5%

		Health Care Equipment & Supplies – 0.2%

$1,537		Hologic Inc.	2.000%	12/15/43	N/R	$1,602,323

		Health Care Providers & Services – 0.2%

500		LifePoint Hospitals, Inc.	3.500%	5/15/14	BB–	526,250

500		Omnicare, Inc.	3.250%	12/15/35	B+	531,250
1,000		Total Health Care Providers & Services				1,057,500

		Semiconductors & Equipment – 0.1%

1,000		ON Semiconductor Corporation	2.625%	12/15/26	BB+	1,005,000
$3,537		Total Convertible Bonds (cost $3,465,813)				3,664,823

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CORPORATE BONDS – 63.8%

		Aerospace & Defense – 0.7%

$1,150		Bombardier Inc., 144A	6.125%	1/15/23	BB	$1,150,000

2,219		Erickson Air-Crane Inc., 144A	8.250%	5/01/20	B1	2,171,846

1,000		TransDigm Inc.	7.750%	12/15/18	B–	1,065,000
4,369		Total Aerospace & Defense				4,386,846

		Auto Components – 1.2%

2,000		Ahern Rentals Inc., 144A	9.500%	6/15/18	B	2,105,000

3,750		Chassix Inc., 144A	9.250%	8/01/18	B	3,965,625

Nuveen Investments	27

Portfolio of Investments September 30, 2013

Nuveen Symphony Credit Opportunities Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Auto Components (continued)

$1,900	Schaeffler Holding Finance BV, 144A	6.875%	8/15/18	B1	$1,990,250
7,650	Total Auto Components				8,060,875

	Capital Markets – 1.0%

7,000	KCG Holdings Inc., 144A	8.250%	6/15/18	B	6,895,000

	Chemicals – 2.0%

7,000	Hexion US Finance	6.625%	4/15/20	Ba3	7,000,000

1,600	Ineos Finance PLC, 144A	8.375%	2/15/19	BB–	1,764,000

5,000	Ineos Group Holdings SA, 144A	6.125%	8/15/18	B–	4,887,500
13,600	Total Chemicals				13,651,500

	Commercial Services & Supplies – 2.3%

5,000	313 Group Incorporated, 144A	6.375%	12/01/19	B1	4,725,000

3,000	Ceridian Corporation, 144A	8.875%	7/15/19	B1	3,435,000

810	Ceridian Corporation, 144A	11.000%	3/15/21	CCC	937,575

54	Ceridian Corporation	12.250%	11/15/15	CCC	54,540

5,098	Harland Clarke Holdings	9.500%	5/15/15	B–	5,098,000

900	Monitronics Escrow Corporation, 144A	9.125%	4/01/20	Caa1	942,750
14,862	Total Commercial Services & Supplies				15,192,865

	Communications Equipment – 0.8%

1,500	IntelSat Jackson Holdings, 144A	5.500%	8/01/23	B	1,402,500

1,000	IntelSat Jackson Holdings	7.250%	4/01/19	B	1,070,000

1,000	IntelSat Jackson Holdings	7.500%	4/01/21	B	1,080,000

2,000	Nortel Networks Limited, (7)	0.000%	7/15/11	N/R	2,115,000
5,500	Total Communications Equipment				5,667,500

	Consumer Finance – 0.4%

2,500	TMX Finance LLC, 144A	8.500%	9/15/18	B+	2,612,500

	Containers & Packaging – 0.9%

1,750	Ardagh Packaging Finance / MP HD USA, 144A	7.000%	11/15/20	B3	1,680,000

1,000	Ardagh Packaging Finance PLC, 144A	7.375%	10/15/17	Ba3	1,070,000

1,000	Ardagh Packaging Finance / MP HD USA, 144A	7.375%	10/15/17	Ba3	1,068,750

1,250	Reynolds Group	7.875%	8/15/19	B+	1,375,000

500	Reynolds Group	6.875%	2/15/21	B+	533,750
5,500	Total Containers & Packaging				5,727,500

	Distributors – 1.3%

7,590	HD Supply Inc.	11.500%	7/15/20	CCC+	9,051,075

	Diversified Consumer Services – 0.3%

1,650	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	1,674,750

	Diversified Financial Services – 2.3%

500	American Capital Limited, 144A	6.500%	9/15/18	BB–	505,000

1,000	Harland Clarke Holdings	5.010%	5/15/15	B–	992,500

2,000	Jefferies Finance LLC Corpration, 144A	7.375%	4/01/20	B+	1,980,000

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Financial Services (continued)

$3,350	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	$3,366,750

3,000	Nationstar Mortgage LLC Capital Corporation	6.500%	6/01/22	B+	2,842,500

3,960	PHH Corporation	6.375%	8/15/21	Ba2	3,831,300

1,900	Springleaf Finance Corporation	6.000%	6/01/20	B–	1,824,000
15,710	Total Diversified Financial Services				15,342,050

	Diversified Telecommunication Services – 2.9%

1,213	Cincinnati Bell Inc.	8.375%	10/15/20	B	1,282,748

1,500	CyrusOne LP Finance	6.375%	11/15/22	B+	1,488,750

2,000	IntelSat Limited, 144A	7.750%	6/01/21	CCC+	2,070,000

4,000	IntelSat Limited	8.125%	6/01/23	CCC+	4,220,000

2,000	Level 3 Financing Inc.	7.000%	6/01/20	BB–	2,020,000

2,000	Level 3 Financing Inc.	8.625%	7/15/20	BB–	2,185,000

4,900	Windstream Corporation, 144A	7.750%	10/01/21	BB+	5,059,250

1,000	Windstream Corporation	7.500%	4/01/23	BB+	987,500
18,613	Total Diversified Telecommunication Services				19,313,248

	Energy Equipment & Services – 0.3%

2,000	Hornbeck Offshore Services Inc.	5.875%	4/01/20	BB–	2,020,000

	Food & Staples Retailing – 1.1%

1,600	Rite Aid Corporation	9.250%	3/15/20	CCC+	1,816,000

500	Rite Aid Corporation	8.000%	8/15/20	BB–	558,750

5,000	US Foods Inc.	8.500%	6/30/19	CCC+	5,268,750
7,100	Total Food & Staples Retailing				7,643,500

	Food Products – 0.7%

1,000	Chiquita Brands International Inc., Corporate Bond, 144A	7.875%	2/01/21	B1	1,062,500

1,500	JBS USA LLC, 144A	8.250%	2/01/20	BB	1,578,750

1,850	Sun Merger Sub Inc., 144A	5.875%	8/01/21	BB–	1,875,438
4,350	Total Food Products				4,516,688

	Gas Utilities – 0.3%

2,000	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	2,080,000

	Health Care Equipment & Supplies – 2.8%

248	Apria Healthcare Group Inc.	12.375%	11/01/14	B–	249,550

1,500	Biomet Inc.	6.500%	8/01/20	B–	1,548,750

500	DJO Finance LLC / DJO Finance Corporation	8.750%	3/15/18	B–	543,750

2,500	Kinetic Concepts	10.500%	11/01/18	B–	2,759,375

4,900	Kinetic Concepts	12.500%	11/01/19	CCC+	5,120,500

8,300	Tenet Healthcare Corporation, 144A	8.125%	4/01/22	B3	8,663,125
17,948	Total Health Care Equipment & Supplies				18,885,050

	Health Care Providers & Services – 4.3%

1,000	Aviv Healthcare Properties LP	7.750%	2/15/19	BB	1,072,500

1,000	HCA Holdings Inc.	6.250%	2/15/21	B–	1,016,250

Nuveen Investments	29

Portfolio of Investments September 30, 2013

Nuveen Symphony Credit Opportunities Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Health Care Providers & Services (continued)

$6,000	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	$6,225,000

165	Rotech Healthcare Inc.	10.750%	10/15/15	N/R	—

5,000	Prospect Medical Holdings Inc., 144A	8.375%	5/01/19	B2	5,250,000

1,385	Symbion Inc.	8.000%	6/15/16	B	1,461,175

7,500	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	8,175,000

2,000	Universal Hospital Services Inc.	7.625%	8/15/20	B+	2,065,000

1,200	Vanguard Health Holding LLC/Inc.	8.000%	2/01/18	B–	1,266,000

2,000	Vanguard Health Holding LLC/Inc.	7.750%	2/01/19	B–	2,145,000
27,250	Total Health Care Providers & Services				28,675,925

	Hotels, Restaurants & Leisure – 2.6%

1,000	Caesars Operating Escrow	9.000%	2/15/20	B–	937,500

3,000	Landry’s Holdings	10.250%	1/01/18	CCC+	3,142,500

2,000	Landry’s Restaurants Inc., 144A	9.375%	5/01/20	B3	2,110,000

1,200	MGM Resorts International Inc.	7.750%	3/15/22	B+	1,300,500

2,400	Mohegan Tribal Gaming Authority	9.750%	9/01/21	CCC	2,508,000

2,000	Pinnacle Entertainment Inc.	7.750%	4/01/22	B	2,105,000

2,875	Pinnacle Finance Corporation, 144A	6.375%	8/01/21	BB–	2,932,500

2,600	Station Casinos LLC	7.500%	3/01/21	CCC+	2,749,500
17,075	Total Hotels, Restaurants & Leisure				17,785,500

	Household Durables – 0.4%

1,440	Libbey Glass Inc.	6.875%	5/15/20	BB–	1,533,600

1,000	RSI Home Products Incorporated, 144A	6.875%	3/01/18	B+	1,032,500
2,440	Total Household Durables				2,566,100

	Household Products – 1.6%

6,950	313 Group Incorporated, 144A	8.750%	12/01/20	CCC+	6,828,375

3,000	Serta Simmons Holdings LLC, 144A	8.125%	10/01/20	CCC+	3,157,500

500	Spectrum Brands Inc., 144A	6.625%	11/15/22	BB–	518,750
10,450	Total Household Products				10,504,625

	Independent Power Producers & Energy Traders – 0.2%

1,500	NRG Energy Inc.	6.625%	3/15/23	BB	1,470,000

	Insurance – 1.2%

2,000	Fidelity & Guaranty Life Holdings Inc., 144A	6.375%	4/01/21	BB–	2,030,000

6,000	Hockey Merger Sub 2 Inc., 144A, (WI/DD)	7.875%	10/01/21	CCC+	6,007,500
8,000	Total Insurance				8,037,500

	IT Services – 0.7%

3,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	3,157,500

1,425	First Data Corporation	12.625%	1/15/21	B–	1,567,500
4,425	Total IT Services				4,725,000

	Leisure Equipment & Products – 0.8%

2,000	PC Merger Sub Inc., 144A	8.875%	8/01/20	CCC+	2,150,000

30	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Leisure Equipment & Products (continued)

$2,980	PC NextCo Holdings Finance, 144A	8.750%	8/15/19	CCC+	$2,980,000
4,980	Total Leisure Equipment & Products				5,130,000

	Machinery – 1.5%

1,750	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	1,890,000

3,000	Meritor Inc.	6.750%	6/15/21	B–	2,970,000

2,000	Terex Corporation	6.000%	5/15/21	BB–	2,022,500

3,000	Xerium Technologies	8.875%	6/15/18	B	3,075,000
9,750	Total Machinery				9,957,500

	Media – 6.1%

4,000	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	3,770,000

2,750	Cequel Communications Holding I LLC Capital	6.375%	9/15/20	B–	2,805,000

1,000	Charter Communications, CCO Holdings LLC	6.625%	1/31/22	BB–	1,015,000

7,620	Clear Channel Communications, Inc.	11.000%	8/01/16	CCC–	6,857,708

2,000	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC–	1,795,000

109	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	106,820

1,000	Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	1,032,500

500	Clear Channel Worldwide, Series A	7.625%	3/15/20	B	512,500

1,100	Clear Channel Worldwide, Series B	7.625%	3/15/20	B	1,135,750

2,900	Dreamworks Animation SKG, 144A	6.875%	8/15/20	Ba3	3,008,750

2,000	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	1,990,000

8,000	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	8,480,000

1,000	Mediacom LLC	7.250%	2/15/22	B–	1,045,000

2,875	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	2,889,375

500	UnityMedia Hessen GmBH, 144A	7.500%	3/15/19	Ba3	540,000

1,000	UPCB Finance Limited, 144A	7.250%	11/15/21	BB	1,090,000

500	UPCB Finance Limited, 144A	6.875%	1/15/22	BB	530,000

2,000	WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	2,170,000
40,854	Total Media				40,773,403

	Metals & Mining – 0.2%

1,000	Global Brass and Copper, 144A	9.500%	6/01/19	B	1,100,000

500	Novelis Inc.	8.750%	12/15/20	B	548,750
1,500	Total Metals & Mining				1,648,750

	Multiline Retail – 0.2%

1,300	Revlon Consumer Products, 144A	5.750%	2/15/21	B	1,251,250

	Oil, Gas & Consumable Fuels – 10.6%

1,000	Calumet Specialty Products	9.375%	5/01/19	B+	1,097,500

1,522	Chaparral Energy Inc.	8.250%	9/01/21	B–	1,605,710

2,250	Chaparral Energy Inc.	7.625%	11/15/22	B–	2,283,750

4,700	Clayton Williams Energy Inc., 144A	7.750%	4/01/19	B3	4,676,500

2,000	Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	2,065,000

6,000	Energy XXI Gulf Coast Inc.	7.500%	12/15/21	B+	5,925,000

Nuveen Investments	31

Portfolio of Investments September 30, 2013

Nuveen Symphony Credit Opportunities Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,250	Everest Acquisition LLC Finance, 144A	7.750%	9/01/22	B	$1,356,250

1,000	Genesis Energy LP	7.875%	12/15/18	B1	1,067,500

4,300	Halcon Resources Corporation, 144A	9.250%	2/15/22	CCC+	4,472,000

500	Hercules Offshore LLC, 144A, (WI/DD)	7.500%	10/01/21	B	500,000

2,000	Laredo Petroleum Inc.	7.375%	5/01/22	B–	2,120,000

3,000	Linn Energy LLC Finance Corporation, 144A	6.250%	11/01/19	B	2,827,500

2,000	Magnum Hunter Resources Corporation, 144A	9.750%	5/15/20	Caa1	2,070,000

2,000	Magnum Hunter Resources Corporation	9.750%	5/15/20	Caa1	2,070,000

2,000	Oasis Petroleum Inc.	6.500%	11/01/21	B	2,110,000

3,000	Ocean Rig UDW Inc.	9.500%	4/27/16	CCC+	3,180,000

5,000	Offshore Group Investment Limited	7.125%	4/01/23	B–	4,875,000

2,750	Penn Virginia Corporation	8.500%	5/01/20	B–	2,791,250

2,000	PetroBakken Energy Limited, 144A	8.625%	2/01/20	B–	1,940,000

1,750	Rosetta Resources Inc.	5.625%	5/01/21	B+	1,662,500

1,950	Sanchez Energy Corporation, 144A	7.750%	6/15/21	CCC+	1,901,250

2,600	Shelf Drill Holdings Limited, 144A	8.625%	11/01/18	B+	2,762,500

6,000	Talos Production LLC, 144A	9.750%	2/15/18	CCC+	6,030,000

1,970	Tesoro Logistics LP Finance Corporation	6.125%	10/15/21	BB–	1,979,850

6,000	Venoco Inc.	8.875%	2/15/19	CCC+	6,045,000

2,000	Whiting Petroleum Corporation	5.000%	3/15/19	BB+	2,005,000
70,542	Total Oil, Gas & Consumable Fuels				71,419,060

	Paper & Forest Products – 0.5%

4,000	Resolute Forest Products, 144A	5.875%	5/15/23	BB–	3,510,000

	Personal Products – 0.2%

1,000	Prestige Brands Inc.	8.125%	2/01/20	B–	1,100,000

	Pharmaceuticals – 0.5%

2,900	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	3,124,750

	Real Estate Investment Trust – 0.4%

1,200	iStar Financial Inc.	9.000%	6/01/17	B+	1,362,000

1,250	iStar Financial Inc.	4.875%	7/01/18	B+	1,212,500
2,450	Total Real Estate Investment Trust				2,574,500

	Road & Rail – 0.2%

1,000	Avis Budget Car Rental	8.250%	1/15/19	BB–	1,085,000

500	Swift Services Holdings Inc.	10.000%	11/15/18	B+	555,000
1,500	Total Road & Rail				1,640,000

	Semiconductors & Equipment – 0.5%

2,500	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	2,446,875

1,000	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	957,500
3,500	Total Semiconductors & Equipment				3,404,375

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Software – 1.1%

$1,750	BMC Software Finance Inc., 144A	8.125%	7/15/21	B–	$1,815,625

400	Emdeon Inc.	11.000%	12/31/19	CCC+	455,500

2,000	First Data Corporation	10.625%	6/15/21	B–	2,030,000

850	Infor Us Inc.	11.500%	7/15/18	B–	981,750

750	Infor Us Inc.	9.375%	4/01/19	B–	838,125

1,500	Sungard Data Systems Inc.	6.625%	11/01/19	B–	1,530,000
7,250	Total Software				7,651,000

	Specialty Retail – 2.2%

2,750	Burlington Holding LLC Finance, Payment in Kind	9.000%	2/15/18	CCC+	2,825,623

3,000	Claire’s Stores, Inc., 144A	9.000%	3/15/19	B2	3,322,500

750	Claire’s Stores, Inc., 144A	7.750%	6/01/20	CCC	733,125

1,000	Claire’s Stores, Inc.	10.500%	6/01/17	CCC	1,027,500

1,000	Claire’s Stores, Inc.	8.875%	3/15/19	CCC	1,070,000

2,850	Jo-Ann Stores Holdings Inc.	9.750%	10/15/19	CCC+	2,928,375

1,900	Michaels FinCo Holdings LLC, 144A	7.500%	8/01/18	CCC+	1,923,750

1,200	Rite Aid Corporation, 144A	6.750%	6/15/21	CCC+	1,246,500
14,450	Total Specialty Retail				15,077,373

	Textiles, Apparel & Luxury Goods – 1.9%

4,000	Fifth & Pacific Company Inc.	10.500%	4/15/19	B	4,360,000

2,000	Levi Strauss & Company	6.875%	5/01/22	BB–	2,120,000

1,000	Perry Ellis International	7.875%	4/01/19	B+	1,055,000

2,875	Quicksilver Inc / QS Wholesale Inc.	7.875%	8/01/18	B2	2,997,188

2,400	Springs Industries Inc-SIWF Merger Sub	6.250%	6/01/21	B	2,352,000
12,275	Total Textiles, Apparel & Luxury Goods				12,884,188

	Thrifts & Mortgage Finance – 0.2%

1,500	Nationstar Mortgage LLC Capital Corporation	6.500%	7/01/21	B+	1,436,250

	Trading Companies & Distributors – 0.5%

2,000	Rexel SA, 144A	5.250%	6/15/20	BB	1,950,000

1,200	United Rentals North America Inc.	7.375%	5/15/20	B+	1,293,000
3,200	Total Trading Companies & Distributors				3,243,000

	Transportation Infrastructure – 0.1%

900	Flexi-Van Leasing Inc., 144A	7.875%	8/15/18	BB–	931,500

	Wireless Telecommunication Services – 3.8%

2,000	CenturyLink Inc.	5.625%	4/01/20	BB+	1,952,500

2,000	Digicel Limited, 144A	6.000%	4/15/21	B1	1,880,000

4,000	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	4,070,000

1,700	MetroPCS Wireless Inc., 144A	6.250%	4/01/21	BB	1,708,500

3,500	MetroPCS Wireless Inc., 144A	6.625%	4/01/23	BB	3,508,750

1,000	Nortel Networks Limited, (7)	10.125%	7/15/13	N/R	1,155,000

10,200	Sprint Corporation, 144A	7.875%	9/15/23	BB–	10,404,000

1,000	Syniverse Holdings Inc.	9.125%	1/15/19	B–	1,077,500
25,400	Total Wireless Telecommunication Services				25,756,250
$418,333	Total Corporate Bonds (cost $420,697,662)				428,998,746

Nuveen Investments	33

Portfolio of Investments September 30, 2013

Nuveen Symphony Credit Opportunities Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 26.6% (6)

	Aerospace & Defense – 0.2%

$286	Beechcraft Holdings LLC, Exit Term Loan B	5.750%	2/15/20	BB–	$287,857

873	Hamilton Sundstrand, Term Loan, First Lien	4.000%	12/13/19	B1	868,576
1,159	Total Aerospace & Defense				1,156,433

	Airlines – 1.4%

6,733	American Airlines, Inc., Exit Term Loan	4.750%	6/27/19	Baa2	6,699,459

499	United Air Lines, Inc., Term Loan B	4.000%	4/01/19	Ba2	501,930

2,000	US Airways, Inc., Term Loan B1	4.250%	5/23/19	BB–	1,994,166
9,232	Total Airlines				9,195,555

	Auto Components – 1.0%

4,749	Federal-Mogul Corporation, Tranche B, Term Loan	2.116%	12/29/14	B1	4,676,443

2,423	Federal-Mogul Corporation, Tranche C, Term Loan	2.118%	12/28/15	B1	2,385,940
7,172	Total Auto Components				7,062,383

	Biotechnology – 0.0%

292	Grifols, Inc., Term Loan	4.250%	6/01/17	Ba1	294,191

	Capital Markets – 0.6%

661	American Capital, LTD., Term Loan, First Lien	4.000%	8/22/16	BB–	664,416

1,000	Guggenheim Partners LLC, Initial Term Loan	4.000%	7/22/20	N/R	1,004,750

2,207	Walter Investment Management Corporation, Tranche B, Term Loan	5.750%	11/28/17	B+	2,232,045
3,868	Total Capital Markets				3,901,211

	Chemicals – 0.1%

486	Univar, Inc., Term Loan	5.000%	6/30/17	B+	470,019

	Commercial Services & Supplies – 0.4%

2,962	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,937,487

	Communications Equipment – 0.6%

3,985	Alcatel-Lucent, Inc., Term Loan C	5.750%	1/30/19	B+	4,017,694

	Computers & Peripherals – 1.5%

10,000	Dell, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB+	9,851,040

	Consumer Finance – 0.0%

180	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B	180,495

	Containers & Packaging – 0.1%

709	Reynolds Group Holdings, Inc., Term Loan	4.750%	9/28/18	B+	712,146

	Distributors – 0.2%

1,234	HD Supply, Inc., Term Loan B	4.500%	10/12/17	B+	1,239,289

	Diversified Consumer Services – 2.6%

989	Cengage Learning Acquisitions, Inc., Term Loan, (7)	4.750%	7/03/14	D	726,047

2,491	Ceridian Corporation, New Replacement Term Loan	4.429%	8/14/15	B1	2,494,792

11,000	Hilton Hotels Corporation, Term Loan B2, (WI/DD)	TBD	TBD	BB	11,001,144

1,995	Laureate Education, Inc., Term Loan B	5.000%	7/16/18	B1	1,999,918

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value

	Diversified Consumer Services (continued)

$429	Pinnacle Entertainment, Term Loan B1	3.750%	8/15/16	BB+	$431,028

998	Pinnacle Entertainment, Term Loan B2	3.750%	8/13/20	BB+	999,994
17,902	Total Diversified Consumer Services				17,652,923

	Diversified Financial Services – 0.6%

1,496	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB–	1,513,083

2,396	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	B1	2,414,829
3,892	Total Diversified Financial Services				3,927,912

	Diversified Other – 0.7%

5,000	Rexnord LLC, Term Loan B	4.000%	8/21/20	B+	4,950,000

	Food & Staples Retailing – 0.7%

602	Albertson’s LLC, Term Loan B1	4.250%	3/21/16	BB–	604,770

393	Albertson’s LLC, Term Loan B2	4.750%	3/21/19	BB–	392,742

500	BJ Wholesale Club, Inc., Term Loan, Second Lien	9.750%	3/26/20	CCC+	509,584

1,000	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	B	1,025,250

497	Supervalu, Inc., New Term Loan B	5.000%	3/21/19	B+	495,902

1,425	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B	1,400,062
4,417	Total Food & Staples Retailing				4,428,310

	Food Products – 0.8%

992	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	999,323

900	AdvancePierre Foods, Inc., Term Loan, Second Lien	9.500%	10/10/17	CCC+	918,000

893	BJ’s Wholesale Club, Inc., Term Loan, First Lien	4.250%	9/26/19	B	894,376

2,435	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	2,429,683
5,220	Total Food Products				5,241,382

	Health Care Equipment & Supplies – 0.7%

764	Hologic, Inc., Refinancing Term Loan, Tranche B	3.750%	8/01/19	BBB–	767,584

1,995	Kinetic Concepts, Inc., Term Loan D1, (WI/DD)	TBD	TBD	Ba3	2,010,574

2,000	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	1,985,000
4,759	Total Health Care Equipment & Supplies				4,763,158

	Health Care Providers & Services – 1.7%

4,987	Apria Healthcare Group, Inc., Term Loan, First Lien	6.750%	4/06/20	BB–	5,043,569

937	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B	918,750

693	Gentiva Health Services, Inc., Term Loan B	6.500%	8/17/16	B+	694,602

457	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	460,083

742	National Mentor Holdings, Inc., Term Loan B	6.500%	2/09/17	B+	750,743

929	Select Medical Corporation, Term Loan B	4.001%	6/01/18	Ba2	933,791

1,975	Sheridan Holdings, Inc., Term Loan, First Lien	4.500%	6/29/18	B+	1,981,865

936	Skilled Healthcare Group, Inc., Term Loan	6.750%	4/09/16	B	930,092
11,656	Total Health Care Providers & Services				11,713,495

	Hotels, Restaurants & Leisure – 1.5%

5,000	Bally Technologies, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB	5,008,750

2,000	Caesars Entertainment Operating Company, Inc., Term Loan B6, (WI/DD)	TBD	TBD	B–	1,816,876

Nuveen Investments	35

Portfolio of Investments September 30, 2013

Nuveen Symphony Credit Opportunities Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)

$1,466	Landry’s Restaurants, Inc., Term Loan B	4.750%	4/24/18	BB–	$1,478,775

1,992	Station Casino LLC, Term Loan B	5.000%	3/02/20	B1	2,009,928
10,458	Total Hotels, Restaurants & Leisure				10,314,329

	Household Durables – 0.6%

1,489	AOT Bedding Super Holdings LLC, Term Loan B	5.000%	10/01/19	B+	1,494,954

1,667	Sun Products Corporation, Term Loan	5.500%	3/23/20	B1	1,618,315

809	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB	803,915
3,965	Total Household Durables				3,917,184

	Household Products – 0.9%

5,000	Spectrum Brands, Inc., Term Loan A	3.000%	9/11/17	BB	5,002,215

1,000	Spectrum Brands, Inc., Term Loan C	3.500%	8/13/19	BB	999,375
6,000	Total Household Products				6,001,590

	Internet & Catalog Retail – 0.2%

1,489	EIG Investors Corp., Term Loan, First Lien	6.250%	11/09/19	B1	1,496,194

	Internet Software & Services – 0.3%

1,737	Sabre, Inc., Term Loan B	5.250%	2/19/19	B1	1,748,382

	IT Services – 0.8%

660	CompuCom Systems, Inc., Term Loan B	4.250%	5/09/20	B1	658,564

1,000	EIG Investors Corp., Term Loan, Second Lien	10.250%	5/09/20	CCC+	1,005,000

606	SRA International, Term Loan	6.500%	7/20/18	B1	602,338

1,493	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	1,501,362

386	VFH Parent LLC, Term Loan B	5.750%	7/08/16	Ba1	390,316

988	Zayo Group LLC, Term Loan B	4.500%	7/02/19	B1	989,969
5,133	Total IT Services				5,147,549

	Leisure Equipment & Products – 0.3%

2,000	Boyd Gaming Corporation, Term Loan B	4.000%	8/14/20	BB–	2,000,834

	Machinery – 0.8%

2,000	Gardner Denver, Inc., Term Loan	4.250%	7/30/20	B1	1,984,444

3,328	Xerium Technologies, Inc., Initial Term Loan	6.250%	5/17/19	BB–	3,355,376
5,328	Total Machinery				5,339,820

	Media – 1.6%

205	Clear Channel Communications, Inc., Tranche D, Term Loan	6.929%	1/30/19	CCC+	189,584

636	Cumulus Media, Inc., Term Loan B, First Lien	4.500%	9/18/18	Ba2	641,354

339	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	9/16/19	B3	345,305

1,995	Emerald Expositions Holdings, Inc., Term Loan, First Lien	5.500%	6/17/20	BB–	2,009,340

995	Internet Brands, Inc., Term Loan B	6.250%	3/18/19	B+	998,731

1,990	McGraw-Hill Education Holdings LLC, Term Loan	9.000%	3/22/19	B2	2,017,362

1,000	Media General, Inc., Delayed Draw, Term Loan, (8)	0.500%	7/31/20	BB–	1,003,742

3,000	Springer Science & Business Media, Inc., Term Loan, DD1	5.000%	8/14/20	B	2,985,000

500	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	514,375
10,660	Total Media				10,704,793

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value

	Multiline Retail – 0.0%

$193	99 Cents Only Stores, Term Loan B1	5.250%	1/11/19	B+	$193,545

	Oil, Gas & Consumable Fuels – 1.5%

3,500	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	3,537,916

2,000	Fieldwood Energy LLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	Ba2	2,001,000

2,000	Fieldwood Energy LLC, Term Loan, Second Lien, (WI/DD)	TBD	TBD	B2	2,001,250

2,500	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	2,506,250
10,000	Total Oil, Gas & Consumable Fuels				10,046,416

	Personal Products – 0.0%

331	Prestige Brands, Inc., Term Loan B1	3.750%	1/31/19	BB–	333,262

	Pharmaceuticals – 0.7%

563	BioScrip, Inc., Term Loan B	6.500%	7/31/20	B	551,250

263	ConvaTec Healthcare, Incremental Term Loan B	4.000%	12/22/16	Ba3	264,879

16	Graceway Pharmaceuticals LLC, Term Loan, (7)	0.000%	5/03/12	N/R	18,093

491	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	12/01/18	Ba3	493,217

1,500	Pharmaceutical Research Associates, Inc., Term Loan B, (WI/DD)	TBD	TBD	B1	1,497,891

1,985	Valeant Pharmaceuticals International, Inc., Term Loan E	4.500%	8/05/20	Ba1	2,002,059
4,818	Total Pharmaceuticals				4,827,389

	Real Estate Investment Trust – 0.6%

2,500	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	2,565,625

1,216	iStar Financial, Inc., Term Loan	4.500%	10/15/17	BB–	1,221,104
3,716	Total Real Estate Investment Trust				3,786,729

	Real Estate Management & Development – 0.3%

332	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	333,159

1,496	Realogy Corporation, Term Loan B	4.500%	3/05/20	BB–	1,508,718
1,828	Total Real Estate Management & Development				1,841,877

	Road & Rail – 0.0%

269	Swift Transportation Company, Inc., Term Loan B2	4.000%	12/21/17	BB	271,367

	Semiconductors & Equipment – 0.3%

1,750	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	1,755,106

	Software – 1.5%

2,000	Activision Blizzard, Inc., Term Loan B, (WI/DD)	TBD	TBD	BBB	2,002,500

1,494	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB–	1,501,608

452	Blackboard, Inc., Term Loan B2	6.250%	10/04/18	B+	455,628

3,000	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	BB–	3,007,125

420	Datatel Parent Corp, Term Loan B	4.500%	7/19/18	B+	422,429

500	Deltek, Inc., Term Loan, Second Lien	10.000%	10/10/19	CCC+	504,584

1,061	Infor Enterprise Applications, Term Loan B	5.250%	4/05/18	Ba3	1,066,342

998	Misys PLC, Term Loan B, First Lien	5.000%	5/30/18	Ba3	998,954
9,925	Total Software				9,959,170

Nuveen Investments	37

Portfolio of Investments September 30, 2013

Nuveen Symphony Credit Opportunities Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value

	Specialty Retail – 0.3%

$1,820	Collective Brands, Inc., Term Loan B	7.250%	10/09/19	B	$1,819,607

439	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	438,941
2,259	Total Specialty Retail				2,258,548

	Wireless Telecommunication Services – 0.5%

161	Clear Channel Communications, Inc., Tranche B, Term Loan	3.829%	1/29/16	CCC+	152,009

1,496	Cricket Communications, Inc., Term Loan C	4.750%	3/08/20	Ba3	1,498,655

1,980	IPC Systems, Inc., Term Loan, Tranche C, First Lien	7.750%	7/31/17	B1	1,940,797
3,637	Total Wireless Telecommunication Services				3,591,461
$179,621	Total Variable Rate Senior Loan Interests (cost $178,045,672)				179,230,668
	Total Long-Term Investments (cost $603,209,169)				612,988,012

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 13.6%

$91,483	Repurchase Agreement with State Street Bank, dated 9/30/13, repurchase price $91,482,514, collateralized by $92,500,000 U.S. Treasury Notes, 2.500%, due 3/31/15, value $95,639,913	0.000%	10/01/13		$91,482,514

	Total Short-Term Investments (cost $91,482,514)				91,482,514
	Total Investments (cost $694,691,683) – 104.7%				704,470,526
	Other Assets Less Liabilities – (4.7)%				(31,666,414)
	Net Assets – 100%				$672,804,112

38	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements, Investment Valuation for more information.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter- Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(7)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Investment, or portion of investment, represents an unfunded senior loan commitment outstanding. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(9)	Rounds to less than 1 share.

DD1	Portion of investment purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. As of settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments September 30, 2013

Nuveen Symphony Floating Rate Income Fund

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.4%

	CORPORATE BONDS – 18.4%

	Chemicals – 0.1%

$500	Hexion US Finance Corporation	8.875%	2/01/18	B3	$517,500

	Commercial Services & Supplies – 0.3%

500	Ceridian Corporation	12.250%	11/15/15	CCC	505,000

1,000	Harland Clarke Holdings	9.500%	5/15/15	B–	1,000,000
1,500	Total Commercial Services & Supplies				1,505,000

	Distributors – 0.6%

2,500	HD Supply Inc.	11.500%	7/15/20	CCC+	2,981,250

	Diversified Consumer Services – 0.4%

2,000	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	2,030,000

	Diversified Financial Services – 0.2%

850	UPCB Finance Limited, 144A	6.625%	7/01/20	BB	901,000

	Diversified Telecommunication Services – 3.6%

4,100	IntelSat Limited, 144A	7.750%	6/01/21	CCC+	4,243,500

5,950	IntelSat Limited	8.125%	6/01/23	CCC+	6,277,250

6,750	Level 3 Communications Inc.	11.875%	2/01/19	B–	7,762,500
16,800	Total Diversified Telecommunication Services				18,283,250

	Health Care Equipment & Supplies – 1.9%

2,500	Convatec Finance International SA, 144A	8.250%	1/15/19	B–	2,500,000

4,325	Kinetic Concepts	10.500%	11/01/18	B–	4,773,719

2,500	Kinetic Concepts	12.500%	11/01/19	CCC+	2,612,500
9,325	Total Health Care Equipment & Supplies				9,886,219

	Health Care Providers & Services – 1.5%

3,500	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	3,631,250

3,000	Tenet Healthcare Corporation, 144A	6.000%	10/01/20	BB	3,067,500

300	Vanguard Health Holding LLC/Inc.	8.000%	2/01/18	B–	316,500

500	Vanguard Health Holding LLC/Inc.	7.750%	2/01/19	B–	536,250
7,300	Total Health Care Providers & Services				7,551,500

	Hotels, Restaurants & Leisure – 0.7%

250	Caesars Operating Escrow	9.000%	2/15/20	B–	235,313

3,000	MGM Resorts International Inc.	7.750%	3/15/22	B+	3,251,250
3,250	Total Hotels, Restaurants & Leisure				3,486,563

	Household Products – 1.8%

7,200	Reynolds Group	9.875%	8/15/19	CCC+	7,812,000

1,250	Spectrum Brands Inc., 144A	6.625%	11/15/22	BB–	1,296,875
8,450	Total Household Products				9,108,875

40	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Machinery – 0.3%

$1,530	Xerium Technologies	8.875%	6/15/18	B	$1,568,250

	Media – 1.4%

3,000	Cequel Communications Holding I LLC Capital	6.375%	9/15/20	B–	3,060,000

2,091	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	2,049,180

500	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	497,500

1,500	WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	1,627,500
7,091	Total Media				7,234,180

	Oil, Gas & Consumable Fuels – 1.3%

2,000	Chaparral Energy Inc.	7.625%	11/15/22	B–	2,030,000

2,500	Halcon Resources Corporation., 144A	9.250%	2/15/22	CCC+	2,600,000

2,000	Offshore Group Investment Limited	7.125%	4/01/23	B–	1,950,000
6,500	Total Oil, Gas & Consumable Fuels				6,580,000

	Pharmaceuticals – 0.5%

1,750	Endo Pharmaceutical Holdings Inc.	7.250%	1/15/22	BB–	1,802,500

1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,077,500
2,750	Total Pharmaceuticals				2,880,000

	Semiconductors & Equipment – 1.0%

1,200	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	1,174,500

4,416	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	4,228,320
5,616	Total Semiconductors & Equipment				5,402,820

	Software – 0.3%

1,500	Emdeon Inc.	11.000%	12/31/19	CCC+	1,708,125

	Wireless Telecommunication Services – 2.5%

1,750	MetroPCS Wireless Inc., 144A	6.250%	4/01/21	BB	1,758,750

1,250	MetroPCS Wireless Inc., 144A	6.625%	4/01/23	BB	1,253,124

9,500	Sprint Corporation, 144A	7.875%	9/15/23	BB–	9,690,000
12,500	Total Wireless Telecommunication Services				12,701,874
$89,962	Total Corporate Bonds (cost $94,078,124)				94,326,406

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 79.0% (4)

	Aerospace & Defense – 0.4%

$499	Hamilton Sundstrand, Term Loan, First Lien	4.000%	12/13/19	B+	$495,973

1,739	Sequa Corporation, Term Loan B	5.250%	6/19/17	B1	1,747,697
2,238	Total Aerospace & Defense				2,243,670

	Airlines – 2.9%

7,980	American Airlines, Inc., Exit Term Loan, DD1	4.750%	6/27/19	Baa2	7,940,100

2,144	Delta Air Lines, Inc., Term Loan B1	4.000%	10/18/18	Ba1	2,154,003

4,750	US Airways, Inc., Term Loan B1	4.250%	5/23/19	BB–	4,736,144
14,874	Total Airlines				14,830,247

Nuveen Investments	41

Portfolio of Investments September 30, 2013

Nuveen Symphony Floating Rate Income Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value

	Auto Components – 1.4%

$4,890	Federal-Mogul Corporation, Tranche B, Term Loan, DD1	2.116%	12/29/14	B1	$4,814,504

2,486	Federal-Mogul Corporation, Tranche C, Term Loan, DD1	2.118%	12/28/15	B1	2,447,890
7,376	Total Auto Components				7,262,394

	Building Products – 1.7%

4,000	CPG International Inc., Term Loan, (WI/DD)	TBD	TBD	B	3,982,500

2,500	Quikrete Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B+	2,508,977

2,000	Quikrete Holdings, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	B–	2,040,000
8,500	Total Building Products				8,531,477

	Capital Markets – 1.7%

165	American Capital, LTD., Term Loan, First Lien	4.000%	8/22/16	BB–	166,104

1,750	Guggenheim Partners LLC, Initial Term Loan	4.000%	7/22/20	N/R	1,758,312

6,983	Walter Investment Management Corporation, Tranche B, Term Loan	5.750%	11/28/17	B+	7,062,063
8,898	Total Capital Markets				8,986,479

	Chemicals – 0.9%

3,691	Ineos US Finance LLC, Term Loan, First Lien, DD1	4.000%	5/04/18	BB–	3,657,489

750	MacDermid, Inc., Tranche B, Term Loan, Second Lien	7.750%	12/07/20	B–	761,250
4,441	Total Chemicals				4,418,739

	Commercial Services & Supplies – 1.0%

1,002	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B2	981,508

4,047	Harland Clarke Holdings Corporation, Term Loan B3, DD1	7.000%	5/22/18	B+	4,012,900
5,049	Total Commercial Services & Supplies				4,994,408

	Communications Equipment – 1.4%

5,227	Alcatel-Lucent, Inc., Term Loan C	5.750%	1/30/19	B+	5,269,748

988	Aspect Software, Inc., Term Loan B	7.000%	5/03/16	B1	992,438

236	Cricket Communications, Inc., Term Loan B	4.750%	10/10/19	Ba3	236,013

500	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB–	501,125

242	Syniverse Technologies, Inc., Tranche B, Term Loan	4.000%	4/23/19	BB–	242,481
7,193	Total Communications Equipment				7,241,805

	Computers & Peripherals – 1.9%

10,000	Dell, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB+	9,851,040

	Consumer Finance – 0.0%

195	Royalty Pharma Finance Trust, Incremental Term Loan	4.000%	11/09/18	Baa2	196,535

	Containers & Packaging – 0.2%

1,024	Pact Group, Inc., Term Loan B	3.750%	5/22/20	Ba3	1,011,593

	Distributors – 0.7%

3,489	HD Supply, Inc., Term Loan B	4.500%	10/12/17	B+	3,502,794

	Diversified Consumer Services – 5.1%

4,899	Ceridian Corporation, New Replacement Term Loan, DD1	4.429%	8/14/15	B1	4,907,291

12,000	Hilton Hotels Corporation, Term Loan B2, (WI/DD)	TBD	TBD	BB	12,001,248

1,497	Laureate Education, Inc., Extended Term Loan, (WI/DD)	TBD	TBD	B1	1,501,799

42	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value

	Diversified Consumer Services (continued)

$2,491	Laureate Education, Inc., Term Loan B, (WI/DD)	TBD	TBD	B1	$2,497,362

858	Pinnacle Entertainment, Term Loan B1	3.750%	8/15/16	BB+	862,056

1,496	Pinnacle Entertainment, Term Loan B2	3.750%	8/13/20	BB+	1,499,991

2,000	Spotless Holdings, SAS, Term Loan, First Lien, (WI/DD)	TBD	TBD	B1	2,007,500

1,000	Spotless Holdings, SAS, Term Loan, Second Lien, (WI/DD)	TBD	TBD	B3	1,010,000
26,241	Total Diversified Consumer Services				26,287,247

	Diversified Financial Services – 2.4%

1,743	Altisource Solutions S.A R.L., Term Loan B	5.750%	11/27/19	BB–	1,758,355

1,496	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB–	1,513,083

998	ION Trading Technologies S.A.R.L., Term Loan, First Lien	4.500%	5/22/20	B+	998,747

1,750	KCG Holdings, Inc., Term Loan B	5.750%	12/05/17	BB–	1,752,735

2,241	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B1	2,272,480

3,758	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	B1	3,788,244
11,986	Total Diversified Financial Services				12,083,644

	Diversified Other – 1.1%

5,750	Rexnord LLC, Term Loan B	4.000%	8/21/20	B+	5,692,500

	Diversified Telecommunication Services – 1.8%

4,500	Cincinnati Bell, Inc., Tranche B, Term Loan	4.000%	9/10/20	BB–	4,458,748

4,250	Level 3 Financing, Inc., Tranche B, Term Loan, DD1	4.750%	8/01/19	BB–	4,267,672

496	Windstream Corporation, Term Loan B4	3.500%	1/23/20	BB+	497,615
9,246	Total Diversified Telecommunication Services				9,224,035

	Electric Utilities – 0.4%

995	Calpine Corporation, Term Loan B2	4.000%	4/01/18	BB–	998,642

998	Equipower Resources Holdings LLC, Term Loan C	4.250%	12/31/19	BB	1,002,071
1,993	Total Electric Utilities				2,000,713

	Food & Staples Retailing – 1.8%

500	Albertson’s LLC, Delayed Draw, Term Loan B, (WI/DD)	TBD	TBD	BB–	498,125

301	Albertson’s LLC, Term Loan B1	4.250%	3/21/16	BB–	302,385

1,693	Albertson’s LLC, Term Loan B2, DD1	4.750%	3/21/19	BB–	1,692,145

500	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	B	512,625

1,500	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B	1,507,970

4,480	Supervalu, Inc., New Term Loan B, DD1	5.000%	3/21/19	B+	4,473,367
8,974	Total Food & Staples Retailing				8,986,617

	Food Products – 3.3%

149	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	149,899

975	AdvancePierre Foods, Inc., Term Loan, Second Lien, DD1	9.500%	10/10/17	CCC+	994,500

1,000	BJ’s Wholesale Club, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B	1,001,248

3,489	H.J. Heinz Company, Term Loan B2	3.500%	6/05/20	BB	3,506,414

995	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB–	988,284

1,500	Pinnacle Foods Finance LLC, Term Loan H, (WI/DD)	TBD	TBD	BB–	1,491,874

512	Sprouts Farmers Market Holdings LLC, Term Loan	4.000%	4/23/20	B+	514,025

Nuveen Investments	43

Portfolio of Investments September 30, 2013

Nuveen Symphony Floating Rate Income Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value

	Food Products (continued)

$8,220	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	$8,201,544
16,840	Total Food Products				16,847,788

	Health Care Equipment & Supplies – 2.3%

500	Ardent Medical Services, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC+	511,250

1,496	Biomet, Inc., Term Loan B2, (WI/DD)	TBD	TBD	BB–	1,502,329

3,733	Kinetic Concepts, Inc., Term Loan D1, DD1	4.500%	5/04/18	BB–	3,762,300

3,209	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	3,233,946

2,000	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	1,985,000

701	United Surgical Partners International, Inc., Incremental Term Loan	4.750%	4/03/19	B1	706,769
11,639	Total Health Care Equipment & Supplies				11,701,594

	Health Care Providers & Services – 5.6%

3,745	Apria Healthcare Group, Inc., Term Loan, First Lien, DD1	6.750%	4/06/20	BB–	3,787,101

1,875	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B	1,837,500

2,634	Golden Living, Term Loan	5.000%	5/04/18	B1	2,526,211

2,111	Health Management Associates, Inc., Replacement Term Loan B	3.500%	11/16/18	BB–	2,113,463

3,237	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	3,261,110

1,409	Kindred Healthcare, Inc., Term Loan B1	4.250%	6/01/18	Ba3	1,409,064

124	Lifepoint Hospitals, Inc., Incremental Term Loan B	2.680%	7/24/17	Ba1	124,682

325	Select Medical Corporation, Term Loan B	4.001%	6/01/18	Ba2	327,178

2,858	Sheridan Holdings, Inc., Term Loan, First Lien, DD1	4.500%	6/29/18	B+	2,868,153

250	Sheridan Holdings, Inc., Term Loan, Second Lien	9.000%	7/01/19	B–	252,396

998	Surgical Care Affiliates LLC, Incremental Term Loan B	4.250%	6/29/18	B1	993,759

2,239	Truven Health Analytics, Inc., Term Loan B, DD1	4.500%	5/24/19	Ba3	2,245,746

3,750	U.S. Renal Care, Inc.. Incremental Term Loan, Tranche B1, First Lien, DD1	5.250%	7/03/19	Ba3	3,761,719

1,500	U.S. Renal Care, Inc.. Incremental Term Loan, Tranche B1, Second Lien	8.500%	7/03/20	B3	1,511,250

1,499	Vanguard Health Holding Company II LLC, Term Loan B	3.750%	1/29/16	Ba2	1,500,803
28,554	Total Health Care Providers & Services				28,520,135

	Hotels, Restaurants & Leisure – 2.6%

4,500	Bally Technologies, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB	4,507,875

811	BLB Management Services, Inc., Term Loan	5.250%	11/10/18	BB–	819,862

4,100	Caesars Entertainment Operating Company, Inc., Term Loan B6, DD1	5.429%	1/28/18	B–	3,724,596

983	Landry’s Restaurants, Inc., Term Loan B	4.750%	4/24/18	BB–	991,437

3,237	MGM Resorts International, Term Loan B, DD1	3.500%	12/20/19	BB	3,229,896
13,631	Total Hotels, Restaurants & Leisure				13,273,666

	Household Durables – 1.0%

2,085	Sun Products Corporation, Term Loan	5.500%	3/23/20	B1	2,024,415

3,000	Jarden Corporation, Term Loan B1, (WI/DD)	TBD	TBD	BBB–	3,003,750
5,085	Total Household Durables				5,028,165

	Household Products – 1.6%

3,000	Revlon Consumer Products Corporation, Term Loan, (WI/DD)	TBD	TBD	Ba2	2,992,500

3,000	Spectrum Brands, Inc., Term Loan A	3.000%	9/11/17	BB	3,001,329

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value

	Household Products (continued)

$2,000	Spectrum Brands, Inc., Term Loan C	3.500%	8/13/19	BB	$1,998,750
8,000	Total Household Products				7,992,579

	Independent Power Producers & Energy Traders – 0.4%

994	Calpine Corporation, Term Loan B1	4.000%	4/01/18	BB–	996,342

1,074	Dynegy, Inc., Term Loan B2	4.000%	4/23/20	BB–	1,074,007
2,068	Total Independent Power Producers & Energy Traders				2,070,349

	Industrial Conglomerates – 0.5%

2,485	DuPont Performance Coatings, Dollar Term Loan B	4.750%	2/03/20	B+	2,496,323

	Insurance – 1.2%

4,000	Hub International Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	B1	4,015,000

1,688	Sedgwick Holdings, Inc., Term Loan, First Lien	4.250%	6/12/18	B+	1,693,352

500	Sedgwick Holdings, Inc., Term Loan, Second Lien	8.000%	12/12/18	CCC+	508,125
6,188	Total Insurance				6,216,477

	Internet & Catalog Retail – 0.5%

2,389	EIG Investors Corp., Term Loan, First Lien	6.250%	11/09/19	B1	2,400,927

	Internet Software & Services – 1.0%

500	ION Trading Technologies S.A.R.L., Term Loan, Second Lien	8.250%	5/22/21	CCC+	502,812

479	Sabre Inc., Term Loan C, (WI/DD)	TBD	TBD	B1	481,148

2,000	Sabre Inc., Term Loan B2, (WI/DD)	TBD	TBD	B1	1,996,233

2,287	Sabre, Inc., Term Loan B	5.250%	2/19/19	B1	2,302,130
5,266	Total Internet Software & Services				5,282,323

	IT Services – 1.0%

100	EIG Investors Corp., Term Loan, Second Lien	10.250%	5/09/20	CCC+	100,500

995	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	1,000,908

996	VFH Parent LLC, Term Loan B	5.750%	7/08/16	N/R	1,007,255

2,836	Zayo Group LLC, Term Loan B	4.500%	7/02/19	B1	2,843,123
4,927	Total IT Services				4,951,786

	Leisure Equipment & Products – 2.1%

1,493	AMC Entertainment, Inc., Initial Term Loan	3.500%	4/30/20	Ba2	1,488,767

2,627	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	2,625,228

3,500	Boyd Gaming Corporation, Term Loan B, DD1	4.000%	8/14/20	BB–	3,501,460

1,096	Equinox Holdings, Inc., New Initial Term Loan B	4.501%	1/31/20	B1	1,102,537

1,000	Four Seasons Holdings, Inc., Term Loan, First Lien	4.250%	6/27/20	BB–	1,010,000

1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	1,025,000
10,716	Total Leisure Equipment & Products				10,752,992

	Machinery – 0.8%

1,000	Gardner Denver, Inc., Term Loan	4.250%	7/30/20	B1	992,222

3,080	Xerium Technologies, Inc., Initial Term Loan	6.250%	5/17/19	BB–	3,105,235
4,080	Total Machinery				4,097,457

Nuveen Investments	45

Portfolio of Investments September 30, 2013

Nuveen Symphony Floating Rate Income Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value

	Media – 9.2%

$392	Charter Communications Operating Holdings LLC, Term Loan F	3.000%	12/31/20	Baa3	$388,696

13,549	Clear Channel Communications, Inc., Tranche D, Term Loan, DD1	6.929%	1/30/19	CCC+	12,549,917

500	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	9/16/19	B3	509,375

2,244	Emerald Expositions Holdings, Inc., Term Loan, First Lien	5.500%	6/17/20	BB–	2,260,508

2,464	EMI Music Publishing LLC, Term Loan B, DD1	4.250%	6/29/18	BB–	2,477,312

238	FoxCo Acquisition Sub LLC, Initial Term Loan	5.500%	7/14/17	B	239,083

1,270	Internet Brands, Inc., Term Loan B, DD1	6.250%	3/18/19	B+	1,274,540

3,734	McGraw-Hill Education Holdings LLC, Term Loan, DD1	9.000%	3/22/19	B2	3,785,715

3,250	Media General, Inc., Delayed Draw, Term Loan, DD1, (5)	0.500%	7/31/20	BB–	3,262,162

248	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	Ba3	247,087

1,000	Nine Entertainment Group, Term Loan, (WI/DD)	TBD	TBD	Ba2	993,750

3,500	Springer Science & Business Media, Inc., Term Loan, DD1	5.000%	8/14/20	B	3,482,500

7,574	Tribune Company, Exit Term Loan B, DD1	4.000%	12/17/19	BB+	7,602,280

93	UPC Broadband Holding BV, Term Loan AF	4.000%	1/31/21	BB–	93,495

1,500	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB–	1,493,438

2,400	Weather Channel Corporation, Term Loan, Second Lien, DD1	7.000%	6/26/20	B3	2,469,000

4,207	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	BB–	4,192,875
48,163	Total Media				47,321,733

	Oil, Gas & Consumable Fuels – 4.6%

1,960	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	1,992,261

4,500	Drill Rigs Holdings, Inc., Tranche B1, Term Loan, DD1	6.000%	3/31/21	B+	4,548,746

150	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	149,344

2,000	Fieldwood Energy LLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	Ba2	2,001,000

3,000	Fieldwood Energy LLC, Term Loan, Second Lien, (WI/DD)	TBD	TBD	B2	3,001,875

4,000	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	4,010,000

1,996	Pacific Drilling S.A., Term Loan B, DD1	4.500%	6/03/18	B+	2,007,728

1,250	Peabody Energy Corporation, Term Loan B	4.250%	9/24/20	BB+	1,237,110

1,494	Rice Drilling LLC., Term Loan, Second Lien	8.500%	10/25/18	N/R	1,505,578

487	Ruby Western Pipeline Holdings LLC, Term Loan B	3.500%	3/27/20	BB+	485,546

208	Samson Investment Company, Initial Term Loan, Second Lien	6.000%	9/25/18	B1	209,089

2,489	Vantage Drilling Company, Term Loan B, DD1	5.750%	3/28/19	B–	2,521,412
23,534	Total Oil, Gas & Consumable Fuels				23,669,689

	Paper & Forest Products – 0.1%

195	Ranpak Corporation, Term Loan, First Lien	4.500%	4/23/19	N/R	196,381

200	Ranpak Corporation, Term Loan, Second Lien	8.500%	4/23/20	N/R	206,000
395	Total Paper & Forest Products				402,381

	Pharmaceuticals – 2.9%

1,125	BioScrip, Inc., Term Loan B	6.500%	7/31/20	B	1,102,500

200	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	201,500

1,052	Par Pharmaceutical Companies, Inc., Additional Term Loan B1	4.250%	9/30/19	B+	1,049,933

2,587	Pharmaceutical Product Development, Inc., Term Loan B, First Lien, DD1	4.250%	12/01/18	Ba3	2,598,974

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value

	Pharmaceuticals (continued)

$3,000	Pharmaceutical Research Associates, Inc., Term Loan B, (WI/DD)	TBD	TBD	B1	$2,995,782

278	Quintiles Transnational Corp., Term Loan B1	4.500%	6/08/18	BB–	279,900

5,955	Valeant Pharmaceuticals International, Inc., Term Loan E	4.500%	8/05/20	Ba1	6,006,177

98	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	BBB–	98,404

67	Warner Chilcott Company LLC, Term Loan B1 Additional	5.500%	3/15/18	BBB–	66,813

153	Warner Chilcott Corporation, Term Loan B1	5.500%	3/15/18	BBB–	153,472

121	Warner Chilcott Corporation, Term Loan B3	5.500%	3/15/18	BBB–	120,940
14,636	Total Pharmaceuticals				14,674,395

	Professional Services – 0.0%

219	CHG Healthcare, Term Loan, Second Lien	9.000%	11/19/20	CCC+	223,672

	Real Estate Investment Trust – 2.1%

3,750	Capital Automotive LP, Term Loan, Second Lien, DD1	6.000%	4/30/20	B1	3,848,438

1,250	iStar Financial, Inc., Term Loan, Tranche A2, First Lien, (WI/DD)	TBD	TBD	BB–	1,287,500

3,464	iStar Financial, Inc., Term Loan, DD1	4.500%	10/15/17	BB–	3,476,990

1,990	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	1,989,170
10,454	Total Real Estate Investment Trust				10,602,098

	Real Estate Management & Development – 0.8%

2,675	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	2,686,991

1,496	Realogy Corporation, Term Loan B	4.500%	3/05/20	BB–	1,508,718
4,171	Total Real Estate Management & Development				4,195,709

	Semiconductors & Equipment – 1.9%

4,732	Freescale Semiconductor, Inc., Term Loan, Tranche B4	5.000%	2/28/20	B1	4,757,862

4,500	Freescale Semiconductor, Inc., Term Loan, Tranche B5, DD1	5.000%	1/15/21	B1	4,513,126

298	NXP Semiconductor LLC, Incremental Term Loan C	4.750%	1/10/20	Ba3	302,775
9,530	Total Semiconductors & Equipment				9,573,763

	Software – 4.9%

2,000	Activision Blizzard, Inc., Term Loan B, (WI/DD)	TBD	TBD	BBB	2,002,500

1,996	Blackboard, Inc., Term Loan B2	6.250%	10/04/18	B+	2,013,581

4,000	BMC Software, Inc., Initial Term Loan, DD1	5.000%	9/10/20	BB–	4,009,500

3,315	Datatel Parent Corp, Term Loan B	4.500%	7/19/18	B+	3,334,553

2,490	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	2,495,960

249	Epicor Software Corporation, Term Loan, B1	4.500%	5/16/18	Ba3	250,182

4,088	Infor Enterprise Applications, Term Loan B	5.250%	4/05/18	Ba3	4,109,645

1,750	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	7.750%	7/31/17	B1	1,740,156

3,741	Misys PLC, Term Loan B, First Lien, DD1	5.000%	5/30/18	Ba3	3,746,705

1,295	RedPrairie Corporation, Term Loan, First Lien, DD1	6.750%	12/21/18	B+	1,307,614
24,924	Total Software				25,010,396

	Specialty Retail – 0.4%

1,000	Charlotte Russe, Inc., Initial Term Loan	6.750%	5/22/19	B2	980,833

455	Collective Brands, Inc., Term Loan B	7.250%	10/09/19	B	454,902

Nuveen Investments	47

Portfolio of Investments September 30, 2013

Nuveen Symphony Floating Rate Income Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value

	Specialty Retail (continued)

$500	Michaels Stores, Inc. Term Loan, First Lien, (WI/DD)	TBD	TBD	BB–	$501,696
1,955	Total Specialty Retail				1,937,431

	Textiles, Apparel & Luxury Goods – 0.1%

442	Philips-Van Heusen Corporation, Term Loan B	3.250%	2/13/20	BBB–	442,257

	Wireless Telecommunication Services – 1.3%

1,179	Clear Channel Communications, Inc., Tranche B, Term Loan	3.829%	1/29/16	CCC+	1,115,231

4,525	Fairpoint Communications, Inc., Term Loan B, DD1	7.500%	2/11/19	B	4,564,474

1,244	IPC Systems, Inc., Term Loan, Tranche C, First Lien, DD1	7.750%	7/31/17	B1	1,219,713
6,948	Total Wireless Telecommunication Services				6,899,418
$404,706	Total Variable Rate Senior Loan Interests (cost $402,640,449)				403,931,440
	Total Long-Term Investments (cost $496,718,573)				498,257,846

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 18.9%

$96,917	Repurchase Agreement with State Street Bank, dated 9/30/13, repurchase price $96,917,062, collateralized by: $45,135,000 U.S. Treasury Notes, 2.500%, due 3/31/15, value $46,667,108 and $50,000,000 U.S. Treasury Notes, 2.125%, due 12/31/15, value $52,191,400	0.000%	10/01/13		$96,917,062

	Total Short-Term Investments (cost $96,917,062)				96,917,062
	Total Investments (cost $593,635,635) – 116.3%				595,174,908
	Other Assets Less Liabilities – (16.3)%				(83,483,524)
	Net Assets – 100%				$511,691,384

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter- Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(5)	Investment, or portion of investment, represents an unfunded senior loan commitment outstanding. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

DD1	Portion of investment purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. As of settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

48	Nuveen Investments

Portfolio of Investments September 30, 2013

Nuveen Symphony High Yield Bond Fund

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.3%

	CORPORATE BONDS – 78.3%

	Auto Components – 1.1%

$100	Ahern Rentals Inc., 144A	9.500%	6/15/18	B	$105,250

190	Chassix Inc., 144A	9.250%	8/01/18	B	200,925

100	Schaeffler Holding Finance BV, 144A	6.875%	8/15/18	B1	104,750
390	Total Auto Components				410,925

	Building Products – 0.6%

250	Gibraltar Industries	6.250%	2/01/21	BB–	252,500

	Chemicals – 0.3%

125	Hexion US Finance	6.625%	4/15/20	Ba3	125,000

	Commercial Services & Supplies – 3.4%

1,250	313 Group Incorporated, 144A	6.375%	12/01/19	B1	1,181,250

30	Ceridian Corporation, 144A	11.000%	3/15/21	CCC	34,725

100	Monitronics Escrow Corporation, 144A	9.125%	4/01/20	Caa1	104,750
1,380	Total Commercial Services & Supplies				1,320,725

	Consumer Finance – 0.3%

125	TMX Finance LLC, 144A	8.500%	9/15/18	B+	130,625

	Containers & Packaging – 0.6%

250	Ardagh Packaging Finance / MP HD USA, 144A	7.000%	11/15/20	B3	240,000

	Distributors – 0.2%

50	HD Supply Inc.	11.500%	7/15/20	CCC+	59,625

	Diversified Consumer Services – 0.7%

250	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	253,750

	Diversified Financial Services – 4.7%

1,500	American Capital Limited, 144A	6.500%	9/15/18	BB–	1,515,000

150	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	150,750

40	PHH Corporation	6.375%	8/15/21	Ba2	38,700

100	Springleaf Finance Corporation	6.000%	6/01/20	B–	96,000
1,790	Total Diversified Financial Services				1,800,450

	Diversified Telecommunication Services – 0.3%

100	Windstream Corporation, 144A	7.750%	10/01/21	BB+	103,250

	Food Products – 0.4%

150	Sun Merger Sub Inc., 144A	5.875%	8/01/21	BB–	152,063

	Health Care Equipment & Supplies – 7.9%

200	Kinetic Concepts	10.500%	11/01/18	B–	220,750

Nuveen Investments	49

Portfolio of Investments September 30, 2013

Nuveen Symphony High Yield Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Equipment & Supplies (continued)

$1,000	Kinetic Concepts	12.500%	11/01/19	CCC+	$1,045,000

1,700	Tenet Healthcare Corporation, 144A	8.125%	4/01/22	B3	1,774,374
2,900	Total Health Care Equipment & Supplies				3,040,124

	Health Care Providers & Services – 3.5%

250	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	259,375

1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,090,000
1,250	Total Health Care Providers & Services				1,349,375

	Hotels, Restaurants & Leisure – 1.7%

250	Caesars Operating Escrow	9.000%	2/15/20	B–	234,375

200	Mohegan Tribal Gaming Authority	9.750%	9/01/21	Caa1	209,000

125	Pinnacle Finance Corporation, 144A	6.375%	8/01/21	BB–	127,500

100	Station Casinos LLC	7.500%	3/01/21	CCC+	105,750
675	Total Hotels, Restaurants & Leisure				676,625

	Household Products – 0.1%

50	313 Group Incorporated, 144A	8.750%	12/01/20	CCC+	49,125

	Insurance – 2.8%

1,100	Hockey Merger Sub 2 Inc., 144A, (WI/DD)	7.875%	10/01/21	CCC+	1,101,375

	IT Services – 4.5%

1,575	First Data Corporation	12.625%	1/15/21	B–	1,732,500

	Leisure Equipment & Products – 0.0%

20	PC NextCo Holdings Finance, 144A	8.750%	8/15/19	CCC+	20,000

	Machinery – 1.1%

250	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	270,000

141	Xerium Technologies	8.875%	6/15/18	B	144,525
391	Total Machinery				414,525

	Media – 8.2%

200	Cequel Communications Holding I LLC Capital	6.375%	9/15/20	B–	204,000

1,616	Clear Channel Communications, Inc.	11.000%	8/01/16	CCC–	1,454,720

125	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC–	112,188

100	Dreamworks Animation SKG, 144A	6.875%	8/15/20	Ba3	103,750

125	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	132,500

125	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	125,625

1,000	Nexstar Broadcasting Inc., 144A, (WI/DD)	6.875%	11/15/20	B	1,017,500
3,291	Total Media				3,150,283

	Oil, Gas & Consumable Fuels – 23.6%

1,000	Chaparral Energy Inc.	8.250%	9/01/21	B–	1,055,000

300	Clayton Williams Energy Inc., 144A	7.750%	4/01/19	B3	298,500

1,500	Diamondback Energy Inc., 144A	7.625%	10/01/21	CCC+	1,530,000

1,000	Energy XXI Gulf Coast Inc.	7.500%	12/15/21	B+	987,500

100	Halcon Resources Corporation., 144A	9.250%	2/15/22	CCC+	104,000

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,500	Hercules Offshore LLC, 144A, (WI/DD)	7.500%	10/01/21	B	$1,500,000

100	Linn Energy LLC Finance Corporation, 144A	6.250%	11/01/19	B	94,250

1,500	Oasis Petroleum Inc., 144A	6.875%	3/15/22	B	1,582,500

1,550	Sanchez Energy Corporation, 144A	7.750%	6/15/21	CCC+	1,511,250

30	Tesoro Logistics LP Finance Corporation	6.125%	10/15/21	BB–	30,150

400	Whiting Petroleum Corporation	5.000%	3/15/19	BB+	401,000
8,980	Total Oil, Gas & Consumable Fuels				9,094,150

	Pharmaceuticals – 0.3%

100	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	107,750

	Semiconductors & Equipment – 1.9%

600	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	587,250

150	Magnachip Semiconductor Corporation, 144A	6.625%	7/15/21	BB–	148,125
750	Total Semiconductors & Equipment				735,375

	Software – 2.7%

1,000	BMC Software Finance Inc., 144A	8.125%	7/15/21	B–	1,037,500

	Specialty Retail – 1.2%

200	Claire’s Stores, Inc., 144A	9.000%	3/15/19	B2	221,500

150	Jo-Ann Stores Holdings Inc.	9.750%	10/15/19	CCC+	154,125

100	Michaels FinCo Holdings LLC, 144A	7.500%	8/01/18	CCC+	101,250
450	Total Specialty Retail				476,875

	Textiles, Apparel & Luxury Goods – 0.6%

125	Quicksilver Inc / QS Wholesale Inc.	7.875%	8/01/18	B2	130,313

100	Springs Industries Inc-SIWF Merger Sub	6.250%	6/01/21	B	98,000
225	Total Textiles, Apparel & Luxury Goods				228,313

	Transportation Infrastructure – 0.3%

100	Flexi-Van Leasing Inc., 144A	7.875%	8/15/18	BB–	103,500

	Wireless Telecommunication Services – 5.3%

100	MetroPCS Wireless Inc., 144A	6.250%	4/01/21	BB	100,500

100	MetroPCS Wireless Inc., 144A	6.625%	4/01/23	BB	100,250

1,800	Sprint Corporation, 144A	7.875%	9/15/23	BB–	1,836,000
2,000	Total Wireless Telecommunication Services				2,036,750
$29,717	Total Corporate Bonds (cost $29,761,635)				30,203,058

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 19.0% (4)

	Auto Components – 4.6%

$1,189	Federal-Mogul Corporation, Tranche B, Term Loan, (WI/DD)	TBD	TBD	B1	$1,170,484

606	Federal-Mogul Corporation, Tranche C, Term Loan, (WI/DD)	TBD	TBD	B1	597,181
1,795	Total Auto Components				1,767,665

Nuveen Investments	51

Portfolio of Investments September 30, 2013

Nuveen Symphony High Yield Bond Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value

	Commercial Services & Supplies – 4.6%

$1,789	Harland Clarke Holdings Corporation, Term Loan B3, (WI/DD)	TBD	TBD	B+	$1,773,844

	Computers & Peripherals – 2.5%

1,000	Dell, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB+	985,104

	Diversified Other – 1.3%

500	Rexnord LLC, Term Loan B	4.000%	8/21/20	B+	495,000

	Hotels, Restaurants & Leisure – 1.3%

500	Bally Technologies, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB	500,875

	Media – 4.7%

1,795	Tribune Company, Exit Term Loan B, (WI/DD)	TBD	TBD	BB+	1,802,201
$7,379	Total Variable Rate Senior Loan Interests (cost $7,341,829)				7,324,689
	Total Long-Term Investments (cost $37,103,464)				37,527,747

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 27.7%

$10,704	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/13, repurchase price $10,703,911, collateralized by $10,145,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $10,918,556	0.000%	10/01/13		$10,703,911

	Total Short-Term Investments (cost $10,703,911)				10,703,911
	Total Investments (cost $47,807,375) – 125.0%				48,231,658
	Other Assets Less Liabilities – (25.0)%				(9,655,910)
	Net Assets – 100%				$38,575,748

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter- Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. As of settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of

Assets and Liabilities September 30, 2013

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Assets
Long-term investments, at value (cost $603,209,169, $496,718,573 and $37,103,464, respectively)	$612,988,012	$498,257,846	$37,527,747
Short-term investments, at value (cost approximates value)	91,482,514	96,917,062	10,703,911
Cash	340,270	11,318	915,555
Receivable for:
Interest	10,136,047	3,691,425	416,692
Investments sold	10,574,583	23,342,768	2,027,744
Shares sold	11,077,262	7,735,470	49,804
Other assets	44,372	413	2,401
Total assets	736,643,060	629,956,302	51,643,854
Liabilities
Payable for:
Dividends	479,500	26,717	30,890
Investments purchased	57,857,425	114,417,119	12,682,754
Shares redeemed	3,845,386	1,418,991	285,913
Unfunded senior loans	1,000,000	2,000,000	—
Accrued expenses:
Management fees	324,580	265,927	24,755
Trustees fees	5,579	1,028	32
12b-1 distribution and service fees	123,369	38,930	6,529
Other	203,109	96,206	37,233
Total liabilities	63,838,948	118,264,918	13,068,106
Net assets	$672,804,112	$511,691,384	$38,575,748
Class A Shares
Net assets	$246,561,715	$88,575,470	$32,645,722
Shares outstanding	11,041,329	4,278,100	1,516,157
Net asset value per share	$22.33	$20.70	$21.53
Offering price per share (net asset value per share plus maximum sales charge of 4.75%, 3.00% and 4.75%, respectively, of offering price)(1)	$23.44	$21.34	$22.60
Class C Shares
Net assets	$92,576,108	$29,491,658	$110,470
Shares outstanding	4,152,265	1,425,947	5,145
Net asset value and offering price per share	$22.30	$20.68	$21.47
Class I Shares
Net assets	$333,666,289	$393,624,256	$5,819,556
Shares outstanding	14,940,781	19,005,873	270,175
Net asset value and offering price per share	$22.33	$20.71	$21.54
Net assets consist of:
Capital paid-in	$658,648,616	$509,997,081	$38,012,400
Undistributed (Over-distribution of) net investment income	(1,221,345)	(268,602)	(82,625)
Accumulated net realized gain (loss)	5,597,998	423,632	221,690
Net unrealized appreciation (depreciation)	9,778,843	1,539,273	424,283
Net assets	$672,804,112	$511,691,384	$38,575,748
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01
(1) –	Effective April 1, 2013, the maximum up-front sales charge imposed on Class A Shares of Symphony Floating Rate Income was reduced from 4.75% to 3.00%.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of

Operations Year Ended September 30, 2013

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High* Yield Bond
Investment Income	$27,726,252	$6,266,407	$427,142
Expenses
Management fees	2,483,700	819,494	50,545
12b-1 service fees – Class A	367,449	48,671	9,384
12b-1 distribution and service fees – Class C	604,662	80,530	564
Shareholder servicing agent fees and expenses	282,528	47,694	1,310
Custodian fees and expenses	114,411	57,181	4,111
Trustees fees and expenses	11,630	2,739	124
Professional fees	52,884	47,692	40,695
Shareholder reporting expenses	105,164	25,286	3,626
Federal and state registration fees	128,928	131,033	7,975
Other expenses	33,061	5,275	1,707
Total expenses before fee waiver/expense reimbursement	4,184,417	1,265,595	120,041
Fee waiver/expense reimbursement	—	(36,248)	(47,958)
Net expenses	4,184,417	1,229,347	72,083
Net investment income (loss)	23,541,835	5,037,060	355,059
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	5,921,738	486,799	224,186
Change in net unrealized appreciation (depreciation) of investments and foreign currency	834,407	1,374,465	424,283
Net realized and unrealized gain (loss)	6,756,145	1,861,264	648,469
Net increase (decrease) in net assets from operations	$30,297,980	$6,898,324	$1,003,528
*	For the period December 10, 2012 (commencement of operations) through September 30, 2013.

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of

Changes in Net Assets

	Symphony Credit Opportunities		Symphony Floating Rate Income		Symphony High Yield Bond
	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/13	Year Ended 9/30/12	For the period 12/10/2012 (commencement of operations) through 9/30/13
Operations
Net investment income (loss)	$23,541,835	$9,852,958	$5,037,060	$626,107	$355,059
Net realized gain (loss) from investments and foreign currency	5,921,738	1,718,020	486,799	191,719	224,186
Change in net unrealized appreciation (depreciation) of investments and foreign currency	834,407	14,732,919	1,374,465	716,077	424,283
Net increase (decrease) in net assets from operations	30,297,980	26,303,897	6,898,324	1,533,903	1,003,528
Distributions to Shareholders
From net investment income:
Class A	(8,874,462)	(3,245,116)	(761,282)	(34,169)	(247,369)
Class C	(3,213,658)	(1,332,265)	(249,039)	(20,722)	(2,348)
Class R3	N/A	(2,198)	N/A	(8,665)	N/A
Class I	(12,804,762)	(5,798,321)	(4,278,472)	(604,509)	(190,998)
From accumulated net realized gains:
Class A	(453,779)	—	(14,033)	—	—
Class C	(225,428)	—	(2,500)	—	—
Class R3	N/A	—	N/A	—	N/A
Class I	(688,863)	—	(48,835)	—	—
Decrease in net assets from distributions to shareholders	(26,260,952)	(10,377,900)	(5,354,161)	(668,065)	(440,715)
Fund Share Transactions
Proceeds from sale of shares	587,615,127	177,869,968	548,090,817	4,532,634	38,927,320
Proceeds from shares issued to shareholders due to reinvestment of distributions	22,508,971	9,243,709	4,901,832	138,638	254,352
	610,124,098	187,113,677	552,992,649	4,671,272	39,181,672
Cost of shares redeemed	(196,096,272)	(36,702,140)	(54,766,607)	(2,959,366)	(1,168,737)
Net increase (decrease) in net assets from Fund share transactions	414,027,826	150,411,537	498,226,042	1,711,906	38,012,935
Net increase (decrease) in net assets	418,064,854	166,337,534	499,770,205	2,577,744	38,575,748
Net assets at the beginning of period	254,739,258	88,401,724	11,921,179	9,343,435	—
Net assets at the end of period	$672,804,112	$254,739,258	$511,691,384	$11,921,179	$38,575,748
Undistributed (Over-distribution of) net investment income at the end of period	$(1,221,345)	$(101,445)	$(268,602)	$(42,267)	$(82,625)
N/A – After	the close of business on May 30, 2012, Symphony Credit Opportunities and Symphony Floating Rate Income liquidated all of their Class R3 Shares. Symphony High Yield Bond does not offer Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of

Cash Flows Year Ended September 30, 2013

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High* Yield Bond
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$30,297,980	$6,898,324	$1,003,528
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(665,561,897)	(554,827,350)	(54,450,248)
Proceeds from sales and maturities of investments	304,720,226	69,833,133	17,575,446
Payment-in-kind distributions	(10,161)	—	—
Proceeds from (Purchase of) short-term investments, net	(76,804,267)	(96,370,853)	(10,703,911)
Amortization (Accretion) of premiums and discounts, net	(293,021)	56,749	(4,101)
(Increase) Decrease in:
Receivable for reimbursement from Adviser	—	3,830	—
Receivable for interest	(6,318,374)	(3,599,262)	(416,692)
Receivable for investments sold	(3,155,578)	(20,247,980)	(2,027,744)
Other assets	(43,384)	(170)	(2,401)
Increase (Decrease) in:
Payable for investments purchased	40,397,379	111,207,149	12,682,754
Payable for unfunded senior loans	1,000,000	2,000,000	—
Accrued management fees	147,958	265,927	24,755
Accrued Trustees fees	4,432	950	32
Accrued 12b-1 distribution and service fees	75,661	38,327	6,529
Accrued other expenses	46,679	69,151	37,233
Net realized (gain) loss from investments and foreign currency	(5,921,738)	(486,799)	(224,186)
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(834,407)	(1,374,465)	(424,283)
Taxes paid on undistributed capital gains	107	—	(375)
Net cash provided by (used in) operating activities	(382,252,405)	(486,533,339)	(36,923,664)
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(3,409,701)	(460,460)	(155,473)
Proceeds from sale of shares	578,819,006	540,355,347	38,877,516
Cost of shares redeemed	(192,816,630)	(53,350,230)	(882,824)
Net cash provided by (used in) financing activities	382,592,675	486,544,657	37,839,219
Net Increase (Decrease) in Cash	340,270	11,318	915,555
Cash at the beginning of period	—	—	—
Cash at the end of period	$340,270	$11,318	$915,555

Supplemental Disclosure of Cash Flow Information

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High* Yield Bond
Cash paid for interest on borrowings (excluding borrowing costs)	$2,536	$—	$—
Non-cash financing activities not included herein consists of reinvestments of share distributions	22,508,971	4,901,832	254,352
*	For the period December 10, 2012 (commencement of operations) through September 30, 2013.

See accompanying notes to financial statements.

56	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	57

Financial

Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
SYMPHONY CREDIT OPPORTUNITIES
Year Ended September 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (4/10)
2013	$21.85	$1.26	$.68	$1.94	$(1.36)	$(.10)	$(1.46)	$22.33
2012	19.45	1.27	2.49	3.76	(1.36)	—	(1.36)	21.85
2011	20.42	1.40	(1.00)	.40	(1.27)	(.10)	(1.37)	19.45
2010(e)	20.00	.45	.43	.88	(.46)	—	(.46)	20.42
Class C (4/10)
2013	21.82	1.10	.67	1.77	(1.19)	(.10)	(1.29)	22.30
2012	19.42	1.11	2.49	3.60	(1.20)	—	(1.20)	21.82
2011	20.40	1.26	(1.02)	.24	(1.12)	(.10)	(1.22)	19.42
2010(e)	20.00	.38	.43	.81	(.41)	—	(.41)	20.40
Class I (4/10)
2013	21.85	1.32	.67	1.99	(1.41)	(.10)	(1.51)	22.33
2012	19.45	1.33	2.48	3.81	(1.41)	—	(1.41)	21.85
2011	20.43	1.45	(1.00)	.45	(1.33)	(.10)	(1.43)	19.45
2010(e)	20.00	.47	.44	.91	(.48)	—	(.48)	20.43

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

9.15%	$246,562	1.03%		5.70%		1.03%		5.70%		77%
19.72	77,603	1.13		5.99		1.07		6.05		83
1.76	23,883	1.16		6.69		1.08		6.77		137
4.48	4,436	1.74	*	4.65	*	1.09	*	5.31	*	68

8.36	92,576	1.78		4.98		1.78		4.98		77
18.87	41,128	1.88		5.24		1.82		5.29		83
.96	11,037	1.91		6.02		1.83		6.10		137
4.12	1,359	2.93	*	3.44	*	1.84	*	4.53	*	68

9.36	333,666	.78		5.95		.78		5.95		77
20.08	136,009	.88		6.29		.82		6.34		83
1.97	53,432	.92		6.85		.83		6.94		137
4.61	16,385	1.16	*	5.21	*	.84	*	5.54	*	68

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period April 28, 2010 (commencement of operations) through September 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
SYMPHONY FLOATING RATE INCOME
Year Ended September 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (5/11)
2013	$20.15	$.73	$.83	$1.56	$(.93)	$(.08)	$(1.01)	$20.70
2012	18.57	1.01	1.66	2.67	(1.09)	—	(1.09)	20.15
2011(e)	20.00	.35	(1.42)	(1.07)	(.36)	—	(.36)	18.57
Class C (5/11)
2013	20.13	.58	.83	1.41	(.78)	(.08)	(.86)	20.68
2012	18.56	.87	1.64	2.51	(.94)	—	(.94)	20.13
2011(e)	20.00	.29	(1.42)	(1.13)	(.31)	—	(.31)	18.56
Class I (5/11)
2013	20.14	.77	.86	1.63	(.98)	(.08)	(1.06)	20.71
2012	18.57	1.07	1.64	2.71	(1.14)	—	(1.14)	20.14
2011(e)	20.00	.37	(1.42)	(1.05)	(.38)	—	(.38)	18.57

See accompanying notes to financial statements.

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

7.92%	$88,575	1.13%		3.56%		1.07%		3.62%		53%
14.74	1,088	1.91		4.30		1.07		5.14		210
(5.43)	274	1.54	*	3.87	*	1.08	*	4.33	*	97

7.12	29,492	1.85		2.83		1.82		2.86		53
13.82	487	2.70		3.58		1.82		4.46		210
(5.72)	248	2.28	*	3.08	*	1.83	*	3.54	*	97

8.28	393,624	.84		3.81		.82		3.83		53
14.90	10,346	1.63		4.62		.82		5.42		210
(5.30)	8,589	1.28	*	4.04	*	.83	*	4.50	*	97

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period May 2, 2011 (commencement of operations) through September 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
SYMPHONY HIGH YIELD BOND
Year Ended September 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/12)
2013(e)	$20.00	$.49	$1.75	$2.24	$(.71)	$—	$(.71)	$21.53
Class C (12/12)
2013(e)	20.00	.73	1.37	2.10	(.63)	—	(.63)	21.47
Class I (12/12)
2013(e)	20.00	.95	1.33	2.28	(.74)	—	(.74)	21.54

See accompanying notes to financial statements.

62	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

11.24%	$32,646	.94	%*	2.93	%*	.94	%*	2.93	%*	185%

10.53	110	2.65	*	3.45	*	1.82	*	4.28	*	185

11.43	5,820	1.90	*	4.47	*	.82	*	5.56	*	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 10, 2012 (commencement of operations) through September 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	63

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”), Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) and Nuveen Symphony High Yield Bond Fund (“Symphony High Yield Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was organized as a Massachusetts business trust in 1998. Symphony High Yield Bond commenced operations on December 10, 2012.

Investment Adviser

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.

Fund Information

Symphony Credit Opportunities’ investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk bonds.” The Fund invests both in debt issued by U.S. companies and in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange.

Symphony Floating Rate Income’s principal investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk bonds.” The Fund invests both in debt issued by U.S. companies and in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. Under normal market conditions, the Fund’s average portfolio duration will not be longer than one year.

Symphony High Yield Bond’s investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds rated below investment-grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade bonds are commonly referred to as “high yield” or “junk bonds.” The Fund may invest up to 20% of its net assets, collectively, in bank loans, convertible securities and equity securities. The Fund may invest in securities issued by U.S. companies and in U.S. dollar-denominated securities issued by non-U.S. companies that are traded over-the-counter or listed on an exchange.

The Funds may utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps; and options on swap agreements. The Funds may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in each Fund’s portfolio or for speculative purposes in an effort to increase the Funds’ yield or to enhance returns. The use of a derivative is speculative if the Funds are primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

64	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of September 30, 2013, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Symphony Credit Opportunities	Symphony FloatingRate Income	Symphony High Yield Bond
Outstanding when-issued/delayed delivery purchase commitments	$44,577,494	$114,417,119	$10,475,254

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects fee income, if any. Fee income, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Effective April 1, 2013, the maximum up-front sales charge imposed on Class A Shares of Symphony Floating Rate Income was reduced from 4.75% to 3.00%.

During the period October 1, 2012 through July 30, 2013, Symphony Floating Rate Income charged a 2% redemption fee on shares that were redeemed or exchanged within 90 days of acquisition. Fees imposed on shares redeemed or exchanged were recorded as an increase to the Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable. As of July 31, 2013, the Fund no longer charges such redemption fees.

Nuveen Investments	65

Notes to Financial Statements (continued)

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities and senior loans are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

66	Nuveen Investments

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Credit Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$25	$—	$—	**	$25
$1,000 Par (or similar) Institutional Structures	—	1,093,750	—		1,093,750
Convertible Bonds	—	3,664,823	—		3,664,823
Corporate Bonds	—	428,998,746	—		428,998,746
Variable Rate Senior Loan Interests	—	179,230,668	—		179,230,668
Short-Term Investments:
Repurchase Agreements	—	91,482,514	—		91,482,514
Total	$25	$704,470,501	$—		$704,470,526

Symphony Floating Rate Income	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$94,326,406	$—		$94,326,406
Variable Rate Senior Loan Interests	—	403,931,440	—		403,931,440
Short-Term Investments:
Repurchase Agreements	—	96,917,062	—		96,917,062
Total	$—	$595,174,908	$—		$595,174,908

Symphony High Yield Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$30,203,058	$—		$30,203,058
Variable Rate Senior Loan Interests	—	7,324,689	—		7,324,689
Short-Term Investments:
Repurchase Agreements	—	10,703,911	—		10,703,911
Total	$—	$48,231,658	$—		$48,231,658
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 3, where applicable.
**	Value equals zero as of the end of the reporting period.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	67

Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

68	Nuveen Investments

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Symphony Credit Opportunities
	Year Ended 9/30/13		Year Ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,975,638	$223,218,556	2,818,507	$59,229,378
Class C	2,738,333	61,089,945	1,443,879	30,554,699
Class R3	N/A	N/A	—	—
Class I	13,517,596	303,306,626	4,165,352	88,085,891
Shares issued to shareholders due to reinvestment of distributions:
Class A	393,149	8,772,176	141,548	3,005,946
Class C	115,726	2,576,219	44,028	935,788
Class R3	N/A	N/A	5	112
Class I	500,563	11,160,576	249,942	5,301,863
	27,241,005	610,124,098	8,863,261	187,113,677
Shares redeemed:
Class A	(2,879,827)	(64,207,801)	(635,853)	(13,443,062)
Class C	(587,005)	(13,079,448)	(170,941)	(3,608,963)
Class R3	N/A	N/A	(2,545)	(53,448)
Class I	(5,302,486)	(118,809,023)	(936,952)	(19,596,667)
	(8,769,318)	(196,096,272)	(1,746,291)	(36,702,140)
Net increase (decrease)	18,471,687	$414,027,826	7,116,970	$150,411,537

N/A	– After the close of business on May 30, 2012, Symphony Credit Opportunities liquidated all of its Class R3 Shares.

Nuveen Investments	69

Notes to Financial Statements (continued)

	Symphony Floating Rate Income
	Year Ended 9/30/13		Year Ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,826,203	$99,707,021	51,622	$1,021,918
Class C	1,455,428	29,973,755	28,452	561,708
Class R3	N/A	N/A	—	—
Class I	20,247,613	418,410,041	151,702	2,949,008
Shares issued to shareholders due to reinvestment of distributions:
Class A	35,474	731,745	1,002	19,927
Class C	11,763	242,671	572	11,359
Class R3	N/A	N/A	—	—
Class I	190,019	3,927,416	5,409	107,352
	26,766,500	552,992,649	238,759	4,671,272
Shares redeemed:
Class A	(637,587)	(13,166,685)	(13,357)	(262,905)
Class C	(65,432)	(1,348,730)	(18,205)	(358,603)
Class R3	N/A	N/A	(12,500)	(246,750)
Class I	(1,945,417)	(40,251,192)	(105,953)	(2,091,108)
	(2,648,436)	(54,766,607)	(150,015)	(2,959,366)
Net increase (decrease)	24,118,064	$498,226,042	88,744	$1,711,906

N/A	– After the close of business on May 30, 2012, Symphony Floating Rate Income liquidated all of its Class R3 Shares.

	Symphony High Yield Bond
	For the Period 12/10/12 (commencement of operations) through 9/30/13
	Shares	Amount
Shares sold:
Class A	1,517,951	$32,519,199
Class C	5,118	105,500
Class I	310,707	6,302,621
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,386	244,647
Class C	27	579
Class I	425	9,126
	1,845,614	39,181,672
Shares redeemed:
Class A	(13,180)	(283,257)
Class C	—	—
Class I	(40,957)	(885,480)
	(54,137)	(1,168,737)
Net increase (decrease)	1,791,477	$38,012,935

70	Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended September 30, 2013, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Purchases	$665,561,897	$554,827,350	$54,450,248
Sales and maturities	304,720,226	69,833,133	17,575,446

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of September 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Cost of investments	$695,411,498	$593,840,452	$47,815,236
Gross unrealized:
Appreciation	$13,670,810	$2,575,638	$538,307
Depreciation	(4,611,782)	(1,241,182)	(121,885)
Net unrealized appreciation (depreciation) of investments	$9,059,028	$1,334,456	$416,422

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, non-deductible stock issuance costs, foreign currency reclassifications and distribution reclassifications resulted in reclassifications among the Funds’ components of net assets as of September 30, 2013, the Funds’ tax year end, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Capital paid-in	$107	$—	$(535)
Undistributed (Over-distribution of) net investment income	231,147	25,398	3,031
Accumulated net realized gain (loss)	(231,254)	(25,398)	(2,496)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2013, the Funds’ tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Undistributed net ordinary income[1],2	$6,174,112	$1,861,308	$353,190
Undistributed net long-term capital gains	2,123,858	22,519	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2013 through September 30, 2013, and paid on October 1, 2013.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	71

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended September 30, 2013 and September 30, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond[4]
Distributions from net ordinary income[2]	$23,929,444	$3,885,037	$234,450
Distributions from net long-term capital gains[3]	393,365	—	—

2012	Symphony Credit Opportunities	Symphony Floating Rate Income
Distributions from net ordinary income[2]	$9,628,807	$660,558
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]

The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2013.

[4]	For the period December 10, 2012 (commencement of operations) through September 30, 2013.

During the Funds’ tax year ended September 30, 2013, there were no capital losses generated.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For net assets over $2 billion	.3750

72	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2013, the complex-level fee rate for these Funds was .1686%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	.85%	January 31, 2014	1.35%
Symphony Floating Rate Income	.85	January 31, 2014	1.10
Symphony High Yield Bond	.85	January 31, 2015	N/A
N/A	– Not applicable.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Sales charges collected (Unaudited)	$825,555	$125,902	$1,947
Paid to financial intermediaries (Unaudited)	754,289	114,272	1,737

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	73

Notes to Financial Statements (continued)

During the fiscal year ended September 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Commission advances (Unaudited)	$633,612	$121,085	$555

To compensate for commissions advanced to financial intermediaries and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
12b-1 fees retained (Unaudited)	$358,656	$51,292	$563

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2013, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
CDSC retained (Unaudited)	$33,465	$6,144	$—

As of September 30, 2013, Nuveen owned shares of the Funds as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Class A Shares	—	—	2,500
Class C Shares	—	—	2,500
Class I Shares	—	—	245,000

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of September 30, 2013, Symphony Credit Opportunities and Symphony Floating Rate Income had unfunded senior loan commitments of $1,000,000 and $2,000,000, respectively. There were no such outstanding senior loan commitments in Symphony High Yield Bond.

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of September 30, 2013, there were no such outstanding participation commitments in any of the Funds.

9. Borrowing Arrangements

On July 24, 2013, Symphony Credit Opportunities entered into a committed 364-day unsecured line of credit (“Borrowings”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands of the Fund. As of September 30, 2013, the maximum commitment amount on the Borrowings was $100 million.

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Interest charged on the Borrowings is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. The Fund also accrues a .125% per annum commitment fee on the unused portion of the Borrowings and incurred one-time closing fees of .05% on the maximum commitment amount, which will be expensed over the 364-day period.

Fees incurred on the Borrowings are recognized as a component of “Other expenses” on the Statement of Operations.

As of September 30, 2013, Symphony Credit Opportunities had not yet utilized these Borrowings.

On November 22, 2013 (subsequent to the close of this reporting period), Symphony Floating Rate Income entered into a $100 million (maximum commitment amount) committed 364-day unsecured line of credit (“Borrowings”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands of the Fund.

Interest charged on these Borrowings is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight LIBOR as in effect on that day. The Fund also accrues a .125% per annum commitment fee on the unused portion of the Borrowings and incurred a one-time closing fee of .05% on the maximum commitment amount, which will be expensed over the 364-day period.

10. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

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Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206

76	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

Nuveen Investments	77

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	206

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	206
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Annual Investment Management Agreement Approval Process (unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial term of up to two years, the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Nuveen Symphony Credit Opportunities Fund (the “Credit Opportunities Fund”) and the Nuveen Symphony Floating Rate Income Fund (the “Floating Rate Income Fund”) for an additional one-year period.

The Nuveen Symphony High Yield Bond Fund (the “High Yield Bond Fund”) is new. The initial advisory agreement between the Adviser and such Fund and the initial sub-advisory agreement between the Adviser and the Sub-Adviser, on behalf of such Fund, were approved separately at a meeting of the Board of such Fund held on November 12-14, 2012.

The discussion of the approvals for the Credit Opportunities Fund and the Floating Rate Income Fund is set forth in Section I, followed by the discussion in Section II of the approvals for the High Yield Bond Fund.

I.

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

With respect to the funds listed immediately above (for purposes of this Section I, the “Funds”), in preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Funds’ Advisory Agreements.

The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (for purposes of this Section I, the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

80	Nuveen Investments

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to the Sub-Adviser in October 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant

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Annual Investment Management Agreement Approval Process (unaudited) (continued)

investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter and one-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds (including the Credit Opportunities Fund) as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Funds were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. They did observe, however, that the Credit Opportunities Fund was in the second quartile and outperformed its benchmark for the one-year period and that the Floating Rate Income Fund was in the first quartile and outperformed its benchmark for the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

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C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Funds had net management fees that were below, and net expense ratios (including fee waivers and expense reimbursements) that were below or in line with, their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members also reviewed the fees the Sub-Adviser assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and

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Annual Investment Management Agreement Approval Process (unaudited) (continued)

expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal

84	Nuveen Investments

underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

II.

Nuveen Symphony High Yield Bond Fund

The Board is responsible for approving advisory arrangements for the fund listed immediately above (for purposes of this Section II, the “Fund”) and, at a meeting held on November 12-14, 2012 (for purposes of this Section II, the “Meeting”), was asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Section II, the “Investment Management Agreement”) between the Fund and the Adviser, and the investment sub-advisory agreement (for purposes of this Section II, the “Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser, on behalf of the Fund. For purposes of this Section II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the

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Annual Investment Management Agreement Approval Process (unaudited) (continued)

Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services to be provided. In this regard, the Adviser is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Adviser and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Adviser was generally expected to supply portfolio investment management services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s experience and investment process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser.

The Independent Board Members recognized that the portfolio managers who were expected to manage the Fund had managed the Credit Opportunities Fund since its inception in April 2010 and that they also managed the Symphony Long-Short Credit Strategy in connection with a private fund (the “Private Fund”). In that regard, the Independent Board Members reviewed certain performance information relating to the Credit Opportunities Fund and the Private Fund, including trailing gross returns for the year-to-date, one-year and since May 2010 periods for the Credit Opportunities Fund and the year-to-date, one-year, three-year, five-year, ten-year, since May 2010 and since October 1999 periods for the Private Fund, as well as calendar year gross returns for 2011 for the Credit Opportunities Fund and for 2002 thru 2011 for the Private Fund.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. In this regard, the Independent Board Members reviewed, among other things, comparative data pertaining to the expense ratios and management fees of the funds comprising the Lipper high yield funds category. Further, the Independent Board Members recognized the Sub-Adviser’s taxable fixed income expertise and reputation and noted that the proposed management fees were consistent with those of other existing comparable funds managed by the Sub-Adviser, including the Credit Opportunities Fund and the Floating Rate Income Fund.

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In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to it.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the nature of services and range of fees offered by the Adviser to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts), as applicable. The Independent Board Members have also reviewed the fees that the Sub-Adviser assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with their review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed certain financial information included in reports dated October 12, 2012 and August 14, 2012, and Nuveen’s June 30, 2012 consolidated financial statements. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members have recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Adviser as the need arises. In addition, in evaluating profitability, the Independent Board Members have also recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members have recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

With respect to sub-advisers that are affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members have previously reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are

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Annual Investment Management Agreement Approval Process (unaudited) (continued)

expected to receive that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Adviser to manage the Fund. The Independent Board Members noted that the Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. In addition, the Board considered that the Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

88	Nuveen Investments

Notes

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Custom Benchmark Index: An index comprised 60% of the BofA/Merrill Lynch U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The BofA/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information. Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information. You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

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Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-SCFR-0313D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Credit Opportunities Fund	34,773	0	2,500	0
Nuveen Symphony Floating Rate Income Fund	32,779	0	2,500	0
Nuveen Symphony High Yield Bond Fund [5]	31,300	0	0	0

Total	$98,852	$0	$5,000	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund commenced on December 10, 2012.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Credit Opportunities Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%
Nuveen Symphony High Yield Bond Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Credit Opportunities Fund	32,008	0	3,940	0
Nuveen Symphony Floating Rate Income Fund	30,757	0	0	0
Nuveen Symphony High Yield Bond Fund [5]	0	0	0	0

Total	$62,765	$0	$3,940	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund commenced on December 10, 2012.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Credit Opportunities Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%
Nuveen Symphony High Yield Bond Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Symphony Credit Opportunities Fund	2,500	0	0
Nuveen Symphony Floating Rate Income Fund	2,500	0	0
Nuveen Symphony High Yield Bond Fund	0	0	0

Total	$5,000	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Symphony Credit Opportunities Fund	3,940	0	0
Nuveen Symphony Floating Rate Income Fund	0	0	0
Nuveen Symphony High Yield Bond Fund	0	0	0

Total	$3,940	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 5, 2013